Right to Purchase 217,223 Shares of
                Class A Common Stock of SFX Broadcasting, Inc.


         THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT OR ANY APPLICABLE STATE SECURITIES LAWS. FURTHERMORE, THIS WARRANT MAY BE SOLD OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN SECTION 13 OF THE CONSENT AGREEMENT, DATED AS OF MAY 17, 1996, BY AND AMONG MULTI-MARKET RADIO, INC., THE HUFF ALTERNATIVE INCOME FUND, L.P. AND SFX BROADCASTING, INC., A COMPLETE AND CORRECT COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICES OF SFX BROADCASTING, INC. AND WILL BE FURNISHED WITHOUT CHARGE TO THE HOLDER OF THIS WARRANT UPON WRITTEN REQUEST.

         EXERCISE OF THIS WARRANT MAY BE SUBJECT TO THE RESTRICTIONS IMPOSED BY THE COMMUNICATIONS ACT OF 1934, AS AMENDED.

                             SFX BROADCASTING, INC.

                         Common Stock Purchase Warrant

         SFX Broadcasting, Inc., a Delaware corporation (the "Company"), hereby certifies that, for value received, THE HUFF ALTERNATIVE INCOME FUND, L.P., a Delaware limited partnership (the "Fund"), or assigns, is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time after the date hereof and prior to the expiration hereof pursuant to Section 2.2 hereof, an aggregate of 217,223 fully paid and non-assessable shares of Class A Common Stock, at an initial purchase price per share of $25.98. (Such number of shares as adjusted from time to time as provided herein is referred to as the "Warrant Shares" and such price per share as adjusted from time to time as provided herein is referred to herein as the "Exercise Price".)

         This Warrant, together with the Other Warrants (as defined below), is being issued pursuant to the Consent Agreement, dated as of May 17, 1996, among the Company, Multi-Market Radio, Inc. ("MMR") and the Fund (the "Consent Agreement"). The holder of this Warrant shall be entitled to all of the benefits and shall be subject to all of the obligations of the Consent Agreement and the Registration Rights Agreement, dated as of May 17, 1996, between the Company and the Fund (the "Registration Rights Agreement"). Copies of each of the Consent Agreement and the Registration Rights Agreement are on file at the principal offices of the Company.

1. DEFINITIONS. The following terms shall have the meanings set forth below:

         "Additional Shares of Common Stock" means any shares of Common Stock issued by the Company after the date hereof, other than Warrant Stock and shares of Common Stock issuable upon exercise or conversion of the securities listed on Exhibit A hereto. For purposes of this Warrant, only the securities of the Company listed on Exhibit A shall be deemed outstanding on the date hereof and any securities not listed on Exhibit A shall be deemed issued after the date hereof and, therefore, the issuance thereof shall be subject to Sections 5, 6 and 7 hereof.

         "Applicable Percentage" means the quotient of (x) the number of Warrant Shares which would be purchasable from time to time hereunder upon the exercise of this Warrant divided by (y) the total number of shares of Common Stock then outstanding and deemed (in accordance with Section 7.1 hereof) to be then outstanding, including the Warrant Shares issuable upon exercise of this Warrant, provided, however, that for purposes of computing clause (y) above at any time, any Additional Shares of Common Stock issued or sold or deemed issued or sold after the date hereof at an Effective Price greater than the Exercise Price in effect immediately prior to such issuance or sale or deemed issuance or sale shall be disregarded. On the date of the issuance of this Warrant, the Applicable Percentage is .01439 percent (1.439%). A sample calculation of the Applicable Percentage as of the date hereof is set forth on Exhibit A hereto.

         "Average Closing Price" means, as of any specified date, (x) if shares of the Company's Class A Common Stock are listed on a national securities exchange, the average of the closing sales prices therefor on the largest securities exchange on which such shares are traded on the last fifteen (15) trading days immediately prior to, but not including, such date; (y) if such shares are listed on the NASDAQ National Market System but not on any national securities exchange, the average of the closing sales prices therefor on the NASDAQ National Market System on the last fifteen (15) trading days immediately prior to, but not including, such date; or (z) if such shares are not listed on either a national securities exchange or the NASDAQ National Market System, the average of the mean of the high and low bid and asked quotations therefor on the last thirty (30) trading days immediately prior to, but not including, such date.

         "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in New York City are required to be closed.

         "Capital Stock" means, with respect to any Person, any and all shares, interests, participations, rights in, other shares of beneficial interest or other equivalents (however designated and whether voting or non-voting, or preferred or common) of such Person's capital stock, whether outstanding on the date hereof or issued thereafter, and any and all warrants, options and other rights to acquire such capital stock (including, without limitation, by way of conversion or exchange).

         "Charter" means the articles or certificate of incorporation, statute, constitution, joint venture, operating or partnership agreement or articles or other organizational document of any Person other than an individual, each as from time to time amended or modified.

         "Common Stock" means, collectively, (i) the Class A Common Stock, par value $.01 per share (the "Class A Common Stock"), the Class B Common Stock, par value $.01 per share, and the Class C Common Stock, par value $.01 per share, of the Company, (ii) any other Capital

Stock of the Company, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and (iii) any other securities into which or for which any of the securities described in clause
(i) or (ii) above have been converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

         "Company" means SFX Broadcasting, Inc., a Delaware corporation, and any corporation which shall succeed to or assume (whether in writing or otherwise) the obligations of the Company hereunder.

         "Effective Price" means: (a) with respect to any issuance or sale of Capital Stock, the lowest consideration per share received by the Company upon such issuance or sale; (b) with respect to any issuance or sale of any rights to subscribe for or to purchase, or grant of options for the purchase of, shares of Capital Stock or Convertible Securities, the price per share determined by dividing:

                   (x) the total amount, if any, received or receivable by the
              Company as consideration for the issuance or sale of such rights or the granting of such options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of such rights or options, plus, in the case of such Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof; by

                   (y) the maximum number of shares of Common Stock issuable
              upon the exercise of such rights or options or upon the conversion or exchange of the maximum number of such Convertible Securities issuable on the exercise of such rights or options;

and (c) with respect to any issuance or sale of Convertible Securities, the price per share determined by dividing:

                   (x) the total amount, if any, received or receivable by the
              Company as a consideration for the issuance or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration (if any) payable to the Company upon such conversion or exchange; by

                   (y) the maximum number of shares of Common Stock issuable as of the date of issue of such Convertible Securities to effect the conversion or exchange of all such Convertible Securities.

         "Other Securities" means any Capital Stock (other than Common Stock) and other securities of the Company or any other entity (corporate or otherwise) (i) which the holder of this Warrant at any time shall be entitled to receive, or shall have received, on the exercise of this Warrant, in lieu of or in addition to Common Stock, or (ii) which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities, in each case pursuant to Section 5 or 6 hereof.

         "Other Warrants" means the Common Stock Purchase Warrants issued in consideration for the Fund entering into the Consent Agreement by the Company to the Fund, dated the date hereof, and exercisable for shares of Class A Common Stock of the Company.

         "Person" means any individual, corporation, general or limited partnership, limited liability company, joint venture, association, enterprise, joint stock company, trust, unincorporated organization or other entity.

         "Property" means all types of real, personal or mixed property and all types of tangible or intangible property.

         "Subsidiary" means any Person of which the Company now or hereafter shall at the time own directly or indirectly through a Subsidiary at least a majority of the outstanding Capital Stock entitled to vote generally in the election of directors.

         "Warrants" means (a) this Warrant, (b) all other warrants transferred to any other holders in respect of this Warrant and (c) any warrants issued as replacements for or in substitution of any of the foregoing pursuant to Sections 11 or 12 of the Consent Agreement.

         "Warrant Stock" means Common Stock issuable upon exercise of the Warrants in accordance with their terms and any Capital Stock or Other Securities into which or for which such Common Stock shall have been converted or exchanged pursuant to any recapitalization, reorganization or merger of the Company.

2.       EXERCISE OF WARRANT.

         2.1. Exercise; Cashless Exercise. (a) This Warrant may be exercised by the holder hereof at any time or from time to time prior to its expiration by surrender of this Warrant, with the form of subscription at the end hereof, duly executed by such holder, to the Company at its principal office, accompanied by payment, by certified or official bank check payable to the order of the Company, by wire transfer to an account designated by the Company, or as provided in Section 2.1(b) below, in the amount obtained by multiplying the number of shares of Class A Common Stock for which this Warrant is then being exercised by the Exercise Price then in effect with respect to such shares. In the event this Warrant is not exercised in full, the Company, at its expense, will forthwith issue and deliver to or upon the order of the holder hereof a new Warrant or Warrants of identical tenor, in the name of the holder hereof or as such holder may request, calling in the aggregate on the face or faces thereof for the number of shares of Class A Common Stock equal (before application of any adjustment required pursuant hereto) to the number of such shares called for on the face of this Warrant minus the number of such shares (before application of any adjustment required pursuant hereto) for which this Warrant shall have been exercised.

         (b) The holder of this Warrant shall have the right, at its election, in lieu of delivering the Exercise Price in cash, to instruct the Company in the form of subscription to retain, in payment of the Exercise Price, a number of shares of Class A Common Stock (the "Payment Shares") equal to the quotient of (i) the aggregate Exercise Price of the shares as to which this Warrant is then being exercised divided by
(ii) the Average Closing Price as of the date of exercise and to deduct the number of Payment Shares from the shares to be delivered to the holder hereof.

         2.2. Expiration of the Warrant. This Warrant shall expire on November 22, 2002; provided, however, that in the event that this Warrant has not been exercised in full, this Warrant (or any warrant issued in exchange for this Warrant or pursuant to Section 2.1(a) above) shall not expire until November 22, 2006, unless the holder of this Warrant shall have notified the Company in writing, prior to November 22, 2002.

3.       CALL OPTION; REGISTRATION RIGHTS.

              (a) The Company has the option to repurchase this Warrant at the time and in the manner specified in Section 14 of the Consent Agreement. Upon the initial exercise, in whole or in part, by the holder of this Warrant of its rights under Section 2.1 above, the Company shall (i) have ten (10) days from the date of such exercise to deliver a written notice (the "Repurchase Notice") to the holder exercising the Company's rights under such Section 14 to repurchase this Warrant and (ii) be obligated to consummate the repurchase of this Warrant no later than ninety (90) days from the date of such exercise of this Warrant under Section 2.1 above; provided, that notwithstanding anything to the contrary in the Consent Agreement, if
         (x) the Repurchase Notice shall not be so delivered or (y) the Repurchase Notice shall be delivered but this Warrant shall not be so repurchased within such 90-day period, the Company's right to repurchase this Warrant shall terminate without further action by any party and the holder of this Warrant shall be entitled to the full benefits of this Warrant.

              (b) The holder of this Warrant has the right to cause the Company to register and to maintain the registration of the shares of Warrant Stock under the Securities Act and any blue sky or securities laws of any jurisdictions within the United States at the time and in the manner specified in the Registration Rights Agreement.

4. DELIVERY OF STOCK CERTIFICATES ON EXERCISE. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within five (5) Business Days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes then due) may direct, a certificate or certificates for the number of fully paid and non-assessable shares of Class A Common Stock (or Other Securities) to which such holder shall be entitled on such exercise, together with any other Capital Stock or Other Securities and Property (including cash, where applicable) to which such holder is entitled upon such exercise.

5. ADJUSTMENT FOR DIVIDENDS, DISTRIBUTIONS AND RECLASSIFICATIONS. In case at any time or from time to time, the holders of Common Stock shall have received, or (on or after the record date fixed for the determination of shareholders eligible to receive) shall have become entitled to receive, without payment therefor:

              (a) other or additional Capital Stock or Other Securities or Property (other than cash) by way of dividend; or

              (b) other or additional (or less) Capital Stock or Other Securities or Property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate restructuring;

other than additional shares of Common Stock issued as a stock dividend or in a stock-split (adjustments in respect of which are provided for in Section 7 hereof), then and in each such case the holder of this Warrant, on the exercise hereof as provided in Section 2 hereof, shall be entitled to receive from the Company the amount of Capital Stock and Other Securities and Property (including cash in the case referred to in clause (b) of this Section 5) which such holder would have received prior to or would have held on the date of such exercise if on the date hereof he had been the holder of record of the number of shares of Class A Common Stock called for on the face of this Warrant. During the period from the date hereof to and including the date of such exercise, such shares and all such other or additional Capital Stock and Other Securities and Property (including cash in the case referred to in clause (b) of this Section 5) receivable by such holder as aforesaid, giving effect to all further adjustments called for during such period by Sections 6 and 7 hereof, shall be held by the Company in trust for the benefit of the holder of this Warrant.

6.       ADJUSTMENT FOR CERTAIN CAPITAL TRANSACTIONS.

         6.1. Certain Adjustments. In case at any time or from time to time, the Company shall (i) effect a capital reorganization, reclassification or recapitalization, (ii) consolidate with or merge into any other Person, or
(iii) transfer all or substantially all of its assets to any Person (each of the transactions in (i), (ii) or (iii) above being a "Capital Transaction"), then in each such case, the holder of this Warrant, on the exercise hereof as provided in Section 2 hereof at any time after the consummation of such Capital Transaction shall receive, in lieu of the Class A Common Stock (or Other Securities) issuable on such exercise prior to such consummation or effective date, the Capital Stock and Other Securities and Property (including cash) to which such holder would have been entitled upon such consummation or in connection with such Capital Transaction if such holder had so exercised this Warrant immediately prior thereto, all subject to further adjustment thereafter as provided in Sections 5 and 7 hereof.

         6.2. Continuation of Terms. Upon the occurrence of any Capital Transaction, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of Capital Stock and Other Securities and Property receivable on the exercise of this Warrant after the consummation of such Capital Transaction and shall be binding upon the issuer of any such Capital Stock or Other Securities, including, in the case of any transaction specified in Section 6.1(iii), the Person acquiring all or substantially all of the assets of the Company, whether or not such Person shall have expressly assumed the terms of this Warrant as provided in Section 8 hereof.

7.       ADJUSTMENTS FOR ISSUANCE OF COMMON STOCK AND CONVERTIBLE SECURITIES.

         7.1. Adjustment of Number of Warrant Shares. In case at any time after the date hereof, the Company shall issue or sell, or shall be deemed to have issued or sold pursuant to Section 7.1(b) below, any Additional Shares of Common Stock at an Effective Price less than the Exercise Price in effect immediately prior to such issuance or sale or deemed issuance or sale, the number of Warrant Shares purchasable upon the exercise of this Warrant shall be forthwith increased so that such issuance or sale does not change the then Applicable Percentage existing immediately prior to such issuance or sale. For purposes of this Section 7.1, the following provisions shall also be applicable:

         (a) Adjustment of Exercise Price. Upon an adjustment of the number of Warrant Shares pursuant to this 7.1, no adjustment to the Exercise Price shall be made, except as required by Section 7.2 hereof.

         (b) Constructive Issuance of Common Stock; Convertible Securities; Rights and Options.

              (i) In case at any time after the date hereof the Company shall in any manner issue or sell any rights or options to subscribe for or to purchase (x) any Common Stock or (y) any Capital Stock or Other Securities convertible into or exchangeable for shares of Common Stock (such convertible or exchangeable capital stock or securities being hereinafter referred to as "Convertible Securities") at an Effective Price less than the Exercise Price in effect immediately prior to such issuance or sale, whether or not such rights or options or the right to convert or exchange any such Convertible Securities are immediately exercisable, then the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon conversion of exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such rights or options shall (on the date of the granting of such rights or options) be deemed constructively issued and shall (on and after the date of the issuance or sale of such rights or options) be deemed outstanding. Except as provided in Section 7.1(c) below, no further adjustments of the number of Warrant Shares shall be made pursuant to this Section 7.1 upon the actual exercise of such rights or options or upon the actual issuance of shares of Common Stock upon conversion or exchange of such Convertible Securities.

              (ii) In case at any time the Company shall in any manner issue or sell any Convertible Securities at an Effective Price less than the Exercise Price in effect immediately prior to such issuance or sale, whether or not the rights to exchange or convert thereunder are immediately exercisable, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall (on the date of the issuance or sale of such Convertible Securities) be deemed constructively issued and shall (on and after the date of the issuance or sale of such Convertible Securities) be deemed outstanding, provided, that, except as otherwise specified in Section 7.1(c) below, (x) no further adjustments of the number of Warrant Shares shall be made pursuant to this Section 7.1 upon the actual issuance of Common Stock upon conversion or exchange of such Convertible Securities, and (y) if any such issuance or sale of such Convertible Securities is made upon exercise of any rights to subscribe for or to purchase or any option to purchase any such Convertible Securities for which adjustments of the number of Warrant Shares have been or are to be made pursuant to clause (i) of this Section 7.1(b), no further adjustment of the number of Warrant Shares shall be made pursuant to this clause (ii) by reason of such issuance or sale.

         (c) Readjustment; Lapse. If the number of shares of Common Stock purchasable upon the exercise of any right or option referred to in Section 7.1(b)(i) hereof or purchasable upon the conversion of any Convertible Securities referred to in Section 7.1(b) or (b)(ii) hereof shall change or a different number of such shares than originally set out by the terms of such rights, options or Convertible Securities shall be issued upon such exercise or conversion at any time or from time to time or if such right or option or Convertible Security shall terminate, be cancelled or otherwise lapse without exercise in whole or in part, then, upon the effectiveness of such event, the number of Warrant Shares shall forthwith be changed to such number of shares of Common Stock as would have been obtained had all adjustments made under this
Section 7.1 been made at the time of such event based upon (x) the number of shares of Common Stock theretofore actually delivered upon the exercise of any options or rights or upon the conversion or exchange of any Convertible Securities, and (y) the number of shares of Common Stock then purchasable upon the exercise of all of the rights, options and Convertible Securities to the extent and in the form then outstanding.

         (d) Stock Dividends. In case at any time after the date hereof, the Company shall declare a dividend or any other distribution upon any Capital Stock of the Company which is payable in shares of Common Stock, then the number of Warrant Shares immediately prior to the declaration of such dividend or distribution shall be increased so that the then existing Applicable Percentage does not change.

         (e) Stock Splits and Reverse Splits. In case at any time after the date hereof, the Company shall subdivide the outstanding shares of Common Stock into a greater number of shares, the number of Warrant Shares immediately prior to such subdivision shall be proportionately increased, and conversely, in case at any time the Company shall combine the outstanding shares of Common Stock into a smaller number of shares, the number of Warrant Shares immediately prior to such combination shall be proportionately reduced, in each case, so that the then existing Applicable Percentage does not change.

    7.2. Adjustment of Exercise Price. The Exercise Price shall be subject to adjustment from time to time after the date hereof as follows:

         (a) In case at any time after the date hereof, the Company shall issue or sell, or shall be deemed to have issued or sold pursuant to Section 7.2(b) or (c) below, any Additional Shares of Common Stock at an Effective Price less than the Exercise Price in effect immediately prior to such issuance or sale or deemed issuance or sale, then forthwith upon such issuance or sale the Exercise Price in effect immediately prior to such issuance or sale shall be reduced to a price equal to the Effective Price of such issuance or sale.

         (b) In case at any time after the date hereof the Company shall in any manner issue or sell any rights or options to subscribe for or to purchase any Common Stock or

Convertible Securities at an Effective Price less than the Exercise Price in effect immediately prior to such issuance or sale, whether or not such rights or options or the right to convert or exchange any such Convertible Securities are immediately exercisable, then the maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon conversion or exchange of the maximum number of such Convertible Securities issuable upon the exercise of such rights or options shall be deemed to be issued or sold for such Effective Price; provided, however, that upon the expiration of all, but not less than all, of such rights or options, and, in the case of options to purchase Convertible Securities, upon the expiration in whole, but not in part, of the right to convert or exchange such Convertible Securities, the currently applicable Exercise Price in effect immediately prior to such expiration shall forthwith be adjusted to such Exercise Price as would have been obtained had the adjustments made upon the issuance of such rights of the granting of such options been made upon the basis of the issuance of only the number of shares of Common Stock actually issued on the exercise of such rights or options or on the conversion or exchange of such Convertible Securities (or in the case of rights or options to purchase Convertible Securities, actually issued and at the time still issuable upon the conversion or exchange of the Convertible Securities actually issued), and upon the basis of only the consideration applicable thereto, and any shares issuable upon the exercise of such rights or options which have expired or upon the conversion or exchange of such Convertible Securities, the right to convert or exchange which has expired, shall not thereafter be deemed to be outstanding and the consideration applicable thereto shall not thereafter be deemed to have been received. If such rights or options are issued or granted in conjunction with the sale of Other Securities of the Company, the part of the consideration allocable to such rights and options, and the part of the consideration allocable to such Other Securities, shall be determined in good faith by Board of Directors of the Company in a certificate delivered promptly to the holder of this Warrant setting forth the calculations used in determining such allocation. At its election, the holder of this Warrant may confirm the allocation noted on the certificate by causing such allocation to be determined by an independent certified public accountant acceptable to the holder of this Warrant at the expense of the Company. The determination of such independent certified public accountant shall be final, conclusive and binding for all purposes of this Warrant.

         (c) In case at any time after the date hereof the Company shall in any manner issue or sell any Convertible Securities at an Effective Price less than the Exercise Price in effect immediately prior to such issuance or sale, whether or not such rights to convert or exchange any such Convertible Securities are immediately exercisable, then such issuance or sale shall be deemed to be an issuance or sale (as of the date of issuance or sale of such Convertible Securities) of the maximum number of shares of Common Stock necessary to be issued as of that date to effect the conversion or exchange of all such Convertible Securities, and the gross amount received or receivable by the Company as consideration for the issuance or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration (if any) payable to the Company upon such conversion or exchange, shall be deemed to be the consideration actually received (as of the date of the issue or sale of such Convertible Securities) for the issuance or sale of such Common Stock; provided, however, that upon the termination of the right to convert or to exchange such Convertible Securities for Common Stock, the Exercise Price shall forthwith be adjusted to such Exercise Price which would have been obtained had the adjustments made upon the issuance of such Convertible Securities been made upon the basis of the issuance of only the number of shares of Common Stock actually issued upon the conversion or exchange thereof, and upon the basis of the consideration applicable only to the Convertible Securities so converted or exchanged, and no shares issuable upon the conversion or exchange of such Convertible Securities which were not actually so issued shall thereafter be deemed to be outstanding and the consideration applicable thereto shall not thereafter be deemed to have been received. No adjustment of the Exercise Price shall be made pursuant to this Section 7.2(c) upon any issuance or sale of Convertible Securities if such issuance or sale has been made upon the exercise of any rights to subscribe for or to purchase, or any options to purchase, any such Convertible Securities for which an adjustment of the Exercise Price has been made pursuant to Section 7.2(b) above.

         (d) If the amount of consideration payable to the Company upon the exercise of any right or option to which Section 7.2(b) above is applicable or upon the conversion or exchange of any Convertible Securities referred to in
Section 7.2(b) or (c) above shall change at any time (other than under or by reason of provisions designed to protect against dilution), then, forthwith upon each such change becoming effective, all such rights or options or all such rights of conversion or exchange not theretofore exercised shall be deemed to have expired or terminated, as the case may be, and the Exercise Price shall forthwith be adjusted in accordance with the proviso contained in Section 7.2(b) or (c) above, as the case may be, and further adjusted as though such rights or options or Convertible Securities deemed expired or terminated were newly issued and convertible or exercisable upon the payment of such changed consideration.

         (e) If the consideration payable to the Company upon the exercise of any right or option to which Section 7.2(b) above is applicable or upon the conversion or exchange of any Convertible Securities referred to in Section 7.2(b) or (c) above shall decrease at any time under or by reason of provisions with respect thereto designed to protect the holders thereof against dilution, the Exercise Price which would apply if this Warrant were being exercised immediately prior to such event shall forthwith be decreased to the Exercise Price that would have been obtained had the adjustments made upon the issuance of such right, option or Convertible Securities been made upon the basis of (i) the issuance of (and the total consideration received for) the shares of Common Stock theretofore delivered upon the exercise of such rights or options or upon the conversion or exchange of such Convertible Securities, and (ii) the issuance of (and the total minimum consideration thereafter receivable for) the maximum number of shares of Common Stock thereafter deliverable upon the exercise of such rights or options or upon the conversion or exchange of such Convertible Securities. Any right or option to purchase shares of Common Stock or any Convertible Securities issued after the date hereof which shall contain provisions designed to protect the holders thereof against dilution shall expressly provide that adjustments of the Exercise Price hereunder or of the number of Warrant Shares purchasable hereunder or the issuance of any shares of Warrant Stock upon the exercise hereof shall be excluded from the operation of such provisions protecting the holders of such rights, options or Convertible Securities against dilution, so that in the event of any such adjustment of the Exercise Price hereunder or of the number of Warrant Shares purchasable hereunder or the issuance of any shares of Warrant Stock upon the exercise hereof, there shall be no adjustment in the amount of consideration payable to or receivable by the Company upon the exercise of any such rights or options or the conversion or exchange of any such Convertible Securities.

         (f) In case any dividends on any class of Capital Stock (other than Common Stock) of the Company, payable in Common Stock, shall be declared or paid by the Company, the Common Stock so issued shall be deemed to have been issued without consideration.

         (g) In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued or sold for cash, the consideration received by the Company therefor shall be deemed to be the amount received by the Company therefor, after deducting therefrom all underwriting commissions, discounts or concessions and all finder's fees paid or allowed by the Company in connection therewith.

         (h) In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued or sold for a consideration other than cash, then, in any such event, the amount of the consideration (other than cash) received by the Company shall be the fair market value of such consideration, as determined in good faith by the Board of Directors of the Company, after deducting all underwriting commissions, discounts or concessions and all finder's fees paid or incurred by the Company in connection therewith. Such fair market value and the calculations used in determining such fair market value shall be set forth in a certificate delivered promptly to the holder of this Warrant. At its election, the holder of this Warrant may confirm the valuations noted on the certificate by causing such valuations to be determined by an independent certified public accountant acceptable to the holder of this Warrant at the expense of the Company. The determination of such independent certified public accountant shall be final, conclusive and binding for all purposes of this Warrant.

         (i) If (and on each occasion that) the Company shall, at any time, (i) issue any shares of Common Stock as a dividend upon Common Stock, or (ii) issue any shares of Common Stock in subdivision of outstanding shares of Common Stock by reclassification or otherwise, or (iii) combine outstanding shares of Common Stock by reclassification or otherwise, the then current Exercise Price shall be adjusted to a price determined by dividing (x) the number of shares of Common Stock outstanding immediately prior to such dividend, subdivision or combination, multiplied by the then current Exercise Price, by (y) the total number of shares of Common Stock outstanding immediately after such issue, and the resulting quotient shall be the adjusted Exercise Price per share.

      7.3.  Additional Provisions.

            (a) In determining the number of shares of Common Stock outstanding at any time, shares of Common Stock owned by the Company or any Subsidiary thereof shall not be deemed to be outstanding.

            (b) The parties intend that an adjustment of the number of Warrant Shares pursuant to Section 7.1 hereof and an adjustment to the Exercise Price pursuant to 7.2 hereof may arise from the same transaction or circumstances and, in such event, each of the provisions of Sections 7.1 and 7.2 hereof shall be applicable to such transaction or circumstances as set forth in such Sections.

            (c) In case at any time the Company shall fix a record date applicable to the holders of Common Stock for the purpose of entitling them (x) to receive a dividend or other distribution payable in shares of Common Stock or in Convertible Securities, or (y) to subscribe for or purchase shares of Common Stock or Convertible Securities, then such record date shall be deemed to be the date of the issuance or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or of such other distribution, or the date of the granting of such right of subscription or purchase, as the case may be.

      7.4. Other Securities. In case any Other Securities shall have been issued, or shall then be subject to issue upon the conversion or exchange of any Capital Stock (or Other Securities) of the Company (or any other issuer of Other Securities or any other Person referred to in Section 6 hereof) or to subscription, purchase or other acquisition pursuant to any rights or options granted by the Company (or such other issuer or entity), the holder hereof shall be entitled to receive upon exercise hereof such amount of Other Securities (in lieu of or in addition to Class A Common Stock) as is determined in accordance with the terms hereof, treating all references to Common Stock herein as references to Other Securities to the extent applicable, and the computations, adjustments and readjustments provided for in this Section 7 with respect to the number of shares of Class A Common Stock issuable upon exercise of this Warrant shall be made as nearly as possible in the manner so provided and applied to determine the amount of Other Securities from time to time receivable on the exercise of this Warrant, so as to provide the holder of this Warrant with the benefits intended by this Section 7 and the other provisions of this Warrant.

8. NO DILUTION OR IMPAIRMENT. The Company will not, by amendment of its Charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant hereunder. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of Class A Common Stock receivable on the exercise of this Warrant above the amount payable therefor on such exercise, (ii) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Class A Common Stock on the exercise of this Warrant from time to time outstanding, (iii) will not issue any Capital Stock which is preferred as to dividends or as to the distribution of assets upon voluntary or involuntary dissolution, liquidation or winding up, unless the rights of the holders thereof shall be limited to a fixed sum or percentage of par value in respect of participation in dividends and in any such distribution of assets and (iv) will not transfer all or substantially all of its assets to any other Person or consolidate with or merge into any other Person, or permit any such Person to consolidate with or merge into the Company (if the Company is not the surviving entity), unless such other Person shall expressly assume in writing and will be bound by all the terms of this Warrant, the Consent Agreement and the Registration Rights Agreement.

9. CERTIFICATES AS TO ADJUSTMENTS. In each case of any event that may require any adjustment or readjustment in the shares of Class A Common Stock issuable on the exercise of this Warrant, the Company at its expense will promptly prepare a certificate setting forth such adjustment or readjustment, or stating the reasons why no adjustment or readjustment is being made, and showing, in detail the facts upon which any such adjustment or readjustment is based, including a statement of (i) the number of shares of the Company's Common Stock then outstanding on a fully diluted basis, and (ii) the number of shares of Class A Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted and readjusted (if required by Section 7 hereof) on account thereof. The Company will forthwith mail a copy of each such certificate to each holder of a Warrant, and will, on the written request at any time of any holder of a Warrant, furnish to such holder a like certificate setting forth the calculations used to determine such adjustment or readjustment. At its election, the holder of this Warrant may confirm the adjustment noted on the certificate by causing such adjustment to be computed by an independent certified public accountant acceptable to the holder of this Warrant at the expense of the Company. The determination of such independent certified public accountant shall be final, conclusive and binding for all purposes of this Warrant.

10.   NOTICES OF RECORD DATE AND OTHER EVENTS.  In the event of:

            (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of Capital Stock or any other securities or Property, or to receive any other right; or

            (b) any capital reorganization of the Company, any reclassification or recapitalization of the Capital Stock of the Company or any transfer of all or substantially all the assets of the Company to or any consolidation or merger of the Company with or into any other Person; or

            (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company; or

            (d) any proposed issuance or grant by the Company of any shares of Capital Stock or any Other Securities, or any right or option to subscribe for, purchase or otherwise acquire any shares of Capital Stock or any Other Securities (other than the issuance of Class A Common Stock on the exercise of this Warrant);

then, and in each such event, the Company will mail or cause to be mailed to the holder of this Warrant a notice specifying (i) the record date fixed for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other Property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up and
(iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the Persons or class of Persons to whom such proposed issue or grant is to be offered or made. Such notice shall be mailed at least sixty (60) days prior to the date specified in such notice on which any such action is to be taken.

11. RESERVATION OF STOCK ISSUABLE ON EXERCISE OF WARRANT. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of this Warrant, a number of shares of Class A Common Stock equal to the total number of shares of Class A Common Stock from time to time issuable upon exercise of this Warrant, and, from time to time, will take all steps necessary to amend its Charter to provide sufficient reserves of shares of Class A Common Stock issuable upon exercise of this Warrant.

12. REMEDIES. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

13. NOTICES. Any notice or other communication in connection with this Warrant or any Warrant Stock shall be deemed to be delivered if in writing (or in the form of a telecopy) addressed as provided below and if either (a) actually delivered or telecopied to said address, (b) in the case of overnight delivery of a notice, the next Business Day after properly posted with postage prepaid, or (c) in the case of a letter, 3 Business Days shall have elapsed after the same shall have been deposited in the United States mails, postage prepaid and registered or certified:

            If to the Company, then to SFX Broadcasting, Inc., 150 East 58th Street, 19th Floor, New York, New York 10155, Attention:
      Robert F.X. Sillerman, Telecopy No.: (212) 753-3188 or at such other address as the Company shall have specified by notice actually received by the addressor.

            If to the Fund, then to The Huff Alternative Income Fund, L.P., 67 Park Place, Ninth Floor, Morristown, New Jersey 07960, Attention: General Partner, Telecopy No.: (201) 984-5818, or at such other address as the Fund shall have specified by notice actually received by the addressor.

            If to any other holder of record of this Warrant or any Warrant Stock, to it at its address set forth on the books and records of the Company.

            The failure to deliver a copy of any notice to any party's counsel shall not affect the validity of such notice.

14. ASSIGNMENT. This Warrant and all Warrant Stock shall be transferable, in whole or in part, by the holder hereof or thereof, subject to the conditions specified in Section 13 of the Consent Agreement.

15. MISCELLANEOUS. In case any provision of this Warrant shall be invalid, illegal or unenforceable, or partially invalid, illegal or unenforceable, the provision shall be enforced to the extent, if any, that it may legally be enforced and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. This Warrant and any term hereof may be changed, waived, discharged or terminated only by a statement in writing signed by the holder of this Warrant and the Company. This Warrant shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such State. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

            IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer.

Dated as of November 22, 1996          SFX BROADCASTING, INC.



                                       By:
                                          --------------------------------
                                       Name:
                                       Title:

                              FORM OF SUBSCRIPTION

                         (To be signed only on exercise
                       of Common Stock Purchase Warrant)

TO:   SFX Broadcasting, Inc.

            The undersigned, the Holder of the within Common Stock Purchase Warrant, hereby irrevocably elects to exercise this Common Stock Purchase Warrant for, and to purchase thereunder __________ shares of Class A Common Stock of SFX Broadcasting, Inc. and herewith [makes payment of $___________________ therefor] [instructs you herein, in payment of the Exercise Price, to deduct shares of Class A Common Stock and to deliver the net number of shares, being _____ shares of Class A Common Stock], and requests that the certificates for such shares be issued in the name of, and delivered to _______________________, whose address is _________________________________.



Dated
                                    ---------------------------------------
                                    (Signature must conform in all respects
                                    to name of Holder as specified on the
                                    face of the Warrant or its assigns)
                                    ---------------------------------------


                                    ---------------------------------------
                                                   (Address)

                               FORM OF ASSIGNMENT

                  (To be signed only on transfer of Warrant)



            For value received, the undersigned hereby sells, assigns, and transfers unto ______________________ the right represented by the within Common Stock Purchase Warrant (the "Warrant") to purchase ____________ shares of Class A Common Stock of SFX Broadcasting, Inc., a Delaware corporation, to which the Warrant relates, and appoints ____________________ attorney to transfer such right on the books of SFX Broadcasting, Inc., with full power of substitution in the premises.

                                    [NAME OF HOLDER]



Dated:                              By:
      ----------------------------     ------------------------------
                                    Title:
                                          ---------------------------
                                    Address:
                                            -------------------------


Signed in the presence of:


----------------------------------

                                   EXHIBIT A

                 [SAMPLE CALCULATION OF APPLICABLE PERCENTAGE]

                   Right to Purchase 7,458 Shares of Class A
                    Common Stock of SFX Broadcasting, Inc.


            THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT OR ANY APPLICABLE STATE SECURITIES LAWS. FURTHERMORE, THIS WARRANT MAY BE SOLD OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN SECTION 13 OF THE CONSENT AGREEMENT, DATED AS OF MAY 17, 1996, BY AND AMONG MULTI-MARKET RADIO, INC., THE HUFF ALTERNATIVE INCOME FUND, L.P. AND SFX BROADCASTING, INC., A COMPLETE AND CORRECT COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICES OF SFX BROADCASTING, INC. AND WILL BE FURNISHED WITHOUT CHARGE TO THE HOLDER OF THIS WARRANT UPON WRITTEN REQUEST.

            EXERCISE OF THIS WARRANT MAY BE SUBJECT TO THE RESTRICTIONS IMPOSED BY THE COMMUNICATIONS ACT OF 1934, AS AMENDED.

                             SFX BROADCASTING, INC.

                         Common Stock Purchase Warrant

            SFX Broadcasting, Inc., a Delaware corporation (the "Company"), hereby certifies that, for value received, THE HUFF ALTERNATIVE INCOME FUND, L.P., a Delaware limited partnership (the "Fund"), or assigns, is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time after the date hereof and prior to the expiration hereof pursuant to Section 2.2 hereof, an aggregate of 7,458 fully paid and non-assessable shares of Class A Common Stock, at an initial purchase price per share of $41.90. (Such number of shares as adjusted from time to time as provided herein is referred to as the "Warrant Shares" and such price per share as adjusted from time to time as provided herein is referred to herein as the "Exercise Price".)

            This Warrant, together with the Other Warrants (as defined below), is being issued pursuant to the Consent Agreement, dated as of May 17, 1996, among the Company, Multi-Market Radio, Inc. ("MMR") and the Fund (the "Consent Agreement"). The holder of this Warrant shall be entitled to all of the benefits and shall be subject to all of the obligations of the Consent Agreement and the Registration Rights Agreement, dated as of May 17, 1996, between the Company and the Fund (the "Registration Rights Agreement"). Copies of each of the Consent Agreement and the Registration Rights Agreement are on file at the principal offices of the Company.

1. DEFINITIONS. The following terms shall have the meanings set forth below:

      "Additional Shares of Common Stock" means any shares of Common Stock issued by the Company after the date hereof, other than Warrant Stock and shares of Common Stock issuable upon exercise or conversion of the securities listed on Exhibit A hereto. For purposes of this

Warrant, only the securities of the Company listed on Exhibit A shall be deemed outstanding on the date hereof and any securities not listed on Exhibit A shall be deemed issued after the date hereof and, therefore, the issuance thereof shall be subject to Sections 5, 6 and 7 hereof.

      "Applicable Percentage" means the quotient of (x) the number of Warrant Shares which would be purchasable from time to time hereunder upon the exercise of this Warrant divided by (y) the total number of shares of Common Stock then outstanding and deemed (in accordance with Section 7.1 hereof) to be then outstanding, including the Warrant Shares issuable upon exercise of this Warrant, provided, however, that for purposes of computing clause (y) above at any time, any Additional Shares of Common Stock issued or sold or deemed issued or sold after the date hereof at an Effective Price greater than the Exercise Price in effect immediately prior to such issuance or sale or deemed issuance or sale shall be disregarded. On the date of the issuance of this Warrant, the Applicable Percentage is .000494 percent (.0494%). A sample calculation of the Applicable Percentage as of the date hereof is set forth on Exhibit A hereto.

      "Average Closing Price" means, as of any specified date, (x) if shares of the Company's Class A Common Stock are listed on a national securities exchange, the average of the closing sales prices therefor on the largest securities exchange on which such shares are traded on the last fifteen (15) trading days immediately prior to, but not including, such date; (y) if such shares are listed on the NASDAQ National Market System but not on any national securities exchange, the average of the closing sales prices therefor on the NASDAQ National Market System on the last fifteen (15) trading days immediately prior to, but not including, such date; or (z) if such shares are not listed on either a national securities exchange or the NASDAQ National Market System, the average of the mean of the high and low bid and asked quotations therefor on the last thirty (30) trading days immediately prior to, but not including, such date.

      "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in New York City are required to be closed.

      "Capital Stock" means, with respect to any Person, any and all shares, interests, participations, rights in, other shares of beneficial interest or other equivalents (however designated and whether voting or non-voting, or preferred or common) of such Person's capital stock, whether outstanding on the date hereof or issued thereafter, and any and all warrants, options and other rights to acquire such capital stock (including, without limitation, by way of conversion or exchange).

      "Charter" means the articles or certificate of incorporation, statute, constitution, joint venture, operating or partnership agreement or articles or other organizational document of any Person other than an individual, each as from time to time amended or modified.

      "Common Stock" means, collectively, (i) the Class A Common Stock, par value $.01 per share (the "Class A Common Stock"), the Class B Common Stock, par value $.01 per share, and the Class C Common Stock, par value $.01 per share, of the Company, (ii) any other Capital Stock of the Company, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and (iii) any other securities into which or for which any of the securities described in clause (i) or (ii) above have been converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

      "Company" means SFX Broadcasting, Inc., a Delaware corporation, and any corporation which shall succeed to or assume (whether in writing or otherwise) the obligations of the Company hereunder.

      "Effective Price" means: (a) with respect to any issuance or sale of Capital Stock, the lowest consideration per share received by the Company upon such issuance or sale; (b) with respect to any issuance or sale of any rights to subscribe for or to purchase, or grant of options for the purchase of, shares of Capital Stock or Convertible Securities, the price per share determined by dividing:

                  (x) the total amount, if any, received or receivable by the
            Company as consideration for the issuance or sale of such rights or the granting of such options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of such rights or options, plus, in the case of such Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof; by

                  (y) the maximum number of shares of Common Stock issuable
            upon the exercise of such rights or options or upon the conversion or exchange of the maximum number of such Convertible Securities issuable on the exercise of such rights or options;

and (c) with respect to any issuance or sale of Convertible Securities, the price per share determined by dividing:

                  (x) the total amount, if any, received or receivable by the
            Company as a consideration for the issuance or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration (if any) payable to the Company upon such conversion or exchange; by

                  (y) the maximum number of shares of Common Stock issuable as of the date of issue of such Convertible Securities to effect the conversion or exchange of all such Convertible Securities.

      "Other Securities" means any Capital Stock (other than Common Stock) and other securities of the Company or any other entity (corporate or otherwise)
(i) which the holder of this Warrant at any time shall be entitled to receive, or shall have received, on the exercise of this Warrant, in lieu of or in addition to Common Stock, or (ii) which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities, in each case pursuant to Section 5 or 6 hereof.

      "Other Warrants" means the Common Stock Purchase Warrants issued by the Company to the Fund, dated the date hereof, and exercisable for (i) shares of Class A Common Stock of the Company in exchange for the Common Stock Purchase Warrants issued by MMR to the Fund, dated March 27, 1995, and September 26, 1995, and exercisable, respectively, into 595,000 and 133,201.54 shares of MMR Class A Common Stock, and (ii) shares of Class A Common Stock of the Company issued in consideration, together with this Warrant, for the Fund entering into the Consent Agreement.

      "Person" means any individual, corporation, general or limited partnership, limited liability company, joint venture, association, enterprise, joint stock company, trust, unincorporated organization or other entity.

      "Property" means all types of real, personal or mixed property and all types of tangible or intangible property.

      "Subsidiary" means any Person of which the Company now or hereafter shall at the time own directly or indirectly through a Subsidiary at least a majority of the outstanding Capital Stock entitled to vote generally in the election of directors.

      "Warrants" means (a) this Warrant, (b) all other warrants transferred to any other holders in respect of this Warrant and (c) any warrants issued as replacements for or in substitution of any of the foregoing pursuant to Sections 11 or 12 of the Consent Agreement.

      "Warrant Stock" means Common Stock issuable upon exercise of the Warrants in accordance with their terms and any Capital Stock or Other Securities into which or for which such Common Stock shall have been converted or exchanged pursuant to any recapitalization, reorganization or merger of the Company.

2.    EXERCISE OF WARRANT.

      2.1. Exercise; Cashless Exercise. (a) This Warrant may be exercised by the holder hereof at any time or from time to time prior to its expiration by surrender of this Warrant, with the form of subscription at the end hereof, duly executed by such holder, to the Company at its principal office, accompanied by payment, by certified or official bank check payable to the order of the Company, by wire transfer to an account designated by the Company, or as provided in Section 2.1(b) below, in the amount obtained by multiplying the number of shares of Class A Common Stock for which this Warrant is then being exercised by the Exercise Price then in effect with respect to such shares. In the event this Warrant is not exercised in full, the Company, at its expense, will forthwith issue and deliver to or upon the order of the holder hereof a new Warrant or Warrants of identical tenor, in the name of the holder hereof or as such holder may request, calling in the aggregate on the face or faces thereof for the number of shares of Class A Common Stock equal (before application of any adjustment required pursuant hereto) to the number of such shares called for on the face of this Warrant minus the number of such shares (before application of any adjustment required pursuant hereto) for which this Warrant shall have been exercised.

            (b) The holder of this Warrant shall have the right, at its election, in lieu of delivering the Exercise Price in cash, to instruct the Company in the form of subscription to retain, in payment of the Exercise Price, a number of shares of Class A Common Stock (the "Payment Shares") equal to the quotient of (i) the aggregate Exercise Price of the shares as to which this

Warrant is then being exercised divided by (ii) the Average Closing Price as of the date of exercise and to deduct the number of Payment Shares from the shares to be delivered to the holder hereof.

      2.2. Expiration of the Warrant. This Warrant shall expire on November 22, 2002; provided, however, that in the event that this Warrant has not been exercised in full, this Warrant (or any warrant issued in exchange for this Warrant or pursuant to Section 2.1(a) above) shall not expire until November 22, 2006, unless the holder of this Warrant shall have notified the Company in writing, prior to November 22, 2002.

3.    CALL OPTION; REGISTRATION RIGHTS.

            (a) The Company has the option to repurchase this Warrant at the time and in the manner specified in Section 14 of the Consent Agreement. Upon the initial exercise, in whole or in part, by the holder of this Warrant of its rights under Section 2.1 above, the Company shall (i) have ten (10) days from the date of such exercise to deliver a written notice (the "Repurchase Notice") to the holder exercising the Company's rights under such Section 14 to repurchase this Warrant and (ii) be obligated to consummate the repurchase of this Warrant no later than ninety (90) days from the date of such exercise of this Warrant under Section 2.1 above; provided, that notwithstanding anything to the contrary in the Consent Agreement, if (x) the Repurchase Notice shall not be so delivered or (y) the Repurchase Notice shall be delivered but this Warrant shall not be so repurchased within such 90-day period, the Company's right to repurchase this Warrant shall terminate without further action by any party and the holder of this Warrant shall be entitled to the full benefits of this Warrant.

            (b) The holder of this Warrant has the right to cause the Company to register and to maintain the registration of the shares of Warrant Stock under the Securities Act and any blue sky or securities laws of any jurisdictions within the United States at the time and in the manner specified in the Registration Rights Agreement.

4. DELIVERY OF STOCK CERTIFICATES ON EXERCISE. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within five (5) Business Days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes then due) may direct, a certificate or certificates for the number of fully paid and non-assessable shares of Class A Common Stock (or Other Securities) to which such holder shall be entitled on such exercise, together with any other Capital Stock or Other Securities and Property (including cash, where applicable) to which such holder is entitled upon such exercise.

5. ADJUSTMENT FOR DIVIDENDS, DISTRIBUTIONS AND RECLASSIFICATIONS. In case at any time or from time to time, the holders of Common Stock shall have received, or (on or after the record date fixed for the determination of shareholders eligible to receive) shall have become entitled to receive, without payment therefor:

            (a) other or additional Capital Stock or Other Securities or Property (other than cash) by way of dividend; or

            (b) other or additional (or less) Capital Stock or Other Securities or Property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate restructuring;

other than additional shares of Common Stock issued as a stock dividend or in a stock-split (adjustments in respect of which are provided for in Section 7 hereof), then and in each such case the holder of this Warrant, on the exercise hereof as provided in Section 2 hereof, shall be entitled to receive from the Company the amount of Capital Stock and Other Securities and Property (including cash in the case referred to in clause (b) of this Section 5) which such holder would have received prior to or would have held on the date of such exercise if on the date hereof he had been the holder of record of the number of shares of Class A Common Stock called for on the face of this Warrant. During the period from the date hereof to and including the date of such exercise, such shares and all such other or additional Capital Stock and Other Securities and Property (including cash in the case referred to in clause (b) of this Section 5) receivable by such holder as aforesaid, giving effect to all further adjustments called for during such period by Sections 6 and 7 hereof, shall be held by the Company in trust for the benefit of the holder of this Warrant.

6.    ADJUSTMENT FOR CERTAIN CAPITAL TRANSACTIONS.

      6.1. Certain Adjustments. In case at any time or from time to time, the Company shall (i) effect a capital reorganization, reclassification or recapitalization, (ii) consolidate with or merge into any other Person, or
(iii) transfer all or substantially all of its assets to any Person (each of the transactions in (i), (ii) or (iii) above being a "Capital Transaction"), then in each such case, the holder of this Warrant, on the exercise hereof as provided in Section 2 hereof at any time after the consummation of such Capital Transaction shall receive, in lieu of the Class A Common Stock (or Other Securities) issuable on such exercise prior to such consummation or effective date, the Capital Stock and Other Securities and Property (including cash) to which such holder would have been entitled upon such consummation or in connection with such Capital Transaction if such holder had so exercised this Warrant immediately prior thereto, all subject to further adjustment thereafter as provided in Sections 5 and 7 hereof.

      6.2. Continuation of Terms. Upon the occurrence of any Capital Transaction, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of Capital Stock and Other Securities and Property receivable on the exercise of this Warrant after the consummation of such Capital Transaction and shall be binding upon the issuer of any such Capital Stock or Other Securities, including, in the case of any transaction specified in Section 6.1(iii), the Person acquiring all or substantially all of the assets of the Company, whether or not such Person shall have expressly assumed the terms of this Warrant as provided in Section 8 hereof.

7.    ADJUSTMENTS FOR ISSUANCE OF COMMON STOCK AND CONVERTIBLE SECURITIES.

      7.1. Adjustment of Number of Warrant Shares. In case at any time after the date hereof, the Company shall issue or sell, or shall be deemed to have issued or sold pursuant to Section 7.1(b) below, any Additional Shares of Common Stock at an Effective Price less than the Exercise Price in effect immediately prior to such issuance or sale or deemed issuance or sale, the number of Warrant Shares purchasable upon the exercise of this Warrant shall be forthwith increased so that such issuance or sale does not change the then Applicable Percentage existing immediately prior to such issuance or sale. For purposes of this Section 7.1, the following provisions shall also be applicable:

            (a) Adjustment of Exercise Price. Upon an adjustment of the number of Warrant Shares pursuant to this 7.1, no adjustment to the Exercise Price shall be made, except as required by Section 7.2 hereof.

            (b) Constructive Issuance of Common Stock; Convertible Securities; Rights and Options.

                  (i) In case at any time after the date hereof the Company shall in any manner issue or sell any rights or options to subscribe for or to purchase (x) any Common Stock or (y) any Capital Stock or Other Securities convertible into or exchangeable for shares of Common Stock (such convertible or exchangeable capital stock or securities being hereinafter referred to as "Convertible Securities") at an Effective Price less than the Exercise Price in effect immediately prior to such issuance or sale, whether or not such rights or options or the right to convert or exchange any such Convertible Securities are immediately exercisable, then the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon conversion of exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such rights or options shall (on the date of the granting of such rights or options) be deemed constructively issued and shall (on and after the date of the issuance or sale of such rights or options) be deemed outstanding. Except as provided in Section 7.1(c) below, no further adjustments of the number of Warrant Shares shall be made pursuant to this Section 7.1 upon the actual exercise of such rights or options or upon the actual issuance of shares of Common Stock upon conversion or exchange of such Convertible Securities.

                  (ii) In case at any time the Company shall in any manner issue or sell any Convertible Securities at an Effective Price less than the Exercise Price in effect immediately prior to such issuance or sale, whether or not the rights to exchange or convert thereunder are immediately exercisable, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall (on the date of the issuance or sale of such Convertible Securities) be deemed constructively issued and shall (on and after the date of the issuance or sale of such Convertible Securities) be deemed outstanding, provided, that, except as otherwise specified in Section 7.1(c) below, (x) no further adjustments of the number of Warrant Shares shall be made pursuant to this Section 7.1 upon the actual issuance of Common Stock upon conversion or exchange of such Convertible Securities, and (y) if any such issuance or sale of such Convertible Securities is made upon exercise of any rights to subscribe for or to purchase or any option to purchase any such Convertible Securities for which adjustments of the number of Warrant Shares have been or are to be made pursuant to clause (i) of this Section 7.1(b), no further adjustment of the number of Warrant Shares shall be made pursuant to this clause (ii) by reason of such issuance or sale.

            (c) Readjustment; Lapse. If the number of shares of Common Stock purchasable upon the exercise of any right or option referred to in Section 7.1(b)(i) hereof or purchasable upon the conversion of any Convertible Securities referred to in Section 7.1(b) or (b)(ii) hereof shall change or a different number of such shares than originally set out by the terms of such rights, options or Convertible Securities shall be issued upon such exercise or conversion at any time or from time to time or if such right or option or Convertible Security shall terminate, be cancelled or otherwise lapse without exercise in whole or in part, then, upon the effectiveness of such event, the number of Warrant Shares shall forthwith be changed to such number of shares of Common Stock as would have been obtained had all adjustments made under this Section 7.1 been made at the time of such event based upon (x) the number of shares of Common Stock theretofore actually delivered upon the exercise of any options or rights or upon the conversion or exchange of any Convertible Securities, and (y) the number of shares of Common Stock then purchasable upon the exercise of all of the rights, options and Convertible Securities to the extent and in the form then outstanding.

            (d) Stock Dividends. In case at any time after the date hereof, the Company shall declare a dividend or any other distribution upon any Capital Stock of the Company which is payable in shares of Common Stock, then the number of Warrant Shares immediately prior to the declaration of such dividend or distribution shall be increased so that the then existing Applicable Percentage does not change.

            (e) Stock Splits and Reverse Splits. In case at any time after the date hereof, the Company shall subdivide the outstanding shares of Common Stock into a greater number of shares, the number of Warrant Shares immediately prior to such subdivision shall be proportionately increased, and conversely, in case at any time the Company shall combine the outstanding shares of Common Stock into a smaller number of shares, the number of Warrant Shares immediately prior to such combination shall be proportionately reduced, in each case, so that the then existing Applicable Percentage does not change.

      7.2. Adjustment of Exercise Price. The Exercise Price shall be subject to adjustment from time to time after the date hereof as follows:

            (a) In case at any time after the date hereof, the Company shall issue or sell, or shall be deemed to have issued or sold pursuant to Section 7.2(b) or (c) below, any Additional Shares of Common Stock at an Effective Price less than the Exercise Price in effect immediately prior to such issuance or sale or deemed issuance or sale, then forthwith upon such issuance or sale the Exercise Price in effect immediately prior to such issuance or sale shall be reduced to a price equal to the Effective Price of such issuance or sale.

            (b) In case at any time after the date hereof the Company shall in any manner issue or sell any rights or options to subscribe for or to purchase any Common Stock or Convertible Securities at an Effective Price less than the Exercise Price in effect immediately prior to such issuance or sale, whether or not such rights or options or the right to convert or exchange any such Convertible Securities are immediately exercisable, then the maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon conversion or exchange of the maximum number of such Convertible Securities issuable upon the exercise of such rights or options shall be deemed to be issued or sold for such Effective Price; provided, however, that upon the expiration of all, but not less than all, of such rights or options, and, in the case of options to purchase Convertible Securities, upon the expiration in whole, but not in part, of the right to convert or exchange such Convertible Securities, the currently applicable Exercise Price in effect immediately prior to such expiration shall forthwith be adjusted to such Exercise Price as would have been obtained had the adjustments made upon the issuance of such rights of the granting of such options been made upon the basis of the issuance of only the number of shares of Common Stock actually issued on the exercise of such rights or options or on the conversion or exchange of such Convertible Securities (or in the case of rights or options to purchase Convertible Securities, actually issued and at the time still issuable upon the conversion or exchange of the Convertible Securities actually issued), and upon the basis of only the consideration applicable thereto, and any shares issuable upon the exercise of such rights or options which have expired or upon the conversion or exchange of such Convertible Securities, the right to convert or exchange which has expired, shall not thereafter be deemed to be outstanding and the consideration applicable thereto shall not thereafter be deemed to have been received. If such rights or options are issued or granted in conjunction with the sale of Other Securities of the Company, the part of the consideration allocable to such rights and options, and the part of the consideration allocable to such Other Securities, shall be determined in good faith by Board of Directors of the Company in a certificate delivered promptly to the holder of this Warrant setting forth the calculations used in determining such allocation. At its election, the holder of this Warrant may confirm the allocation noted on the certificate by causing such allocation to be determined by an independent certified public accountant acceptable to the holder of this Warrant at the expense of the Company. The determination of such independent certified public accountant shall be final, conclusive and binding for all purposes of this Warrant.

            (c) In case at any time after the date hereof the Company shall in any manner issue or sell any Convertible Securities at an Effective Price less than the Exercise Price in effect immediately prior to such issuance or sale, whether or not such rights to convert or exchange any such Convertible Securities are immediately exercisable, then such issuance or sale shall be deemed to be an issuance or sale (as of the date of issuance or sale of such Convertible Securities) of the maximum number of shares of Common Stock necessary to be issued as of that date to effect the conversion or exchange of all such Convertible Securities, and the gross amount received or receivable by the Company as consideration for the issuance or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration (if any) payable to the Company upon such conversion or exchange, shall be deemed to be the consideration actually received (as of the date of the issue or sale of such Convertible Securities) for the issuance or sale of such Common Stock; provided, however, that upon the termination of the right to convert or to exchange such Convertible Securities for Common Stock, the Exercise Price shall forthwith be adjusted to such Exercise Price which would have been obtained had the adjustments made upon the issuance of such Convertible Securities been made upon the basis of the issuance of only the number of shares of Common Stock actually issued upon the conversion or exchange thereof, and upon the basis of the consideration applicable only to the Convertible Securities so converted or exchanged, and no shares issuable upon the conversion or exchange of such Convertible Securities which were not actually so issued shall thereafter be deemed to be outstanding and the consideration applicable thereto shall not thereafter be deemed to have been received. No adjustment of the Exercise Price shall be made pursuant to this Section 7.2(c) upon any issuance or sale of Convertible Securities if such issuance or sale has been made upon the exercise of any rights to subscribe for or to purchase, or any options to purchase, any such Convertible Securities for which an adjustment of the Exercise Price has been made pursuant to Section 7.2(b) above.

            (d) If the amount of consideration payable to the Company upon the exercise of any right or option to which Section 7.2(b) above is applicable or upon the conversion or exchange of any Convertible Securities referred to in Section 7.2(b) or (c) above shall change at any time (other than under or by reason of provisions designed to protect against dilution), then, forthwith upon each such change becoming effective, all such rights or options or all such rights of conversion or exchange not theretofore exercised shall be deemed to have expired or terminated, as the case may be, and the Exercise Price shall forthwith be adjusted in accordance with the proviso contained in Section 7.2(b) or (c) above, as the case may be, and further adjusted as though such rights or options or Convertible Securities deemed expired or terminated were newly issued and convertible or exercisable upon the payment of such changed consideration.

            (e) If the consideration payable to the Company upon the exercise of any right or option to which Section 7.2(b) above is applicable or upon the conversion or exchange of any Convertible Securities referred to in Section 7.2(b) or (c) above shall decrease at any time under or by reason of provisions with respect thereto designed to protect the holders thereof against dilution, the Exercise Price which would apply if this Warrant were being exercised immediately prior to such event shall forthwith be decreased to the Exercise Price that would have been obtained had the adjustments made upon the issuance of such right, option or Convertible Securities been made upon the basis of (i) the issuance of (and the total consideration received for) the shares of Common Stock theretofore delivered upon the exercise of such rights or options or upon the conversion or exchange of such Convertible Securities, and (ii) the issuance of (and the total minimum consideration thereafter receivable for) the maximum number of shares of Common Stock thereafter deliverable upon the exercise of such rights or options or upon the conversion or exchange of such Convertible Securities. Any right or option to purchase shares of Common Stock or any Convertible Securities issued after the date hereof which shall contain provisions designed to protect the holders thereof against dilution shall expressly provide that adjustments of the Exercise Price hereunder or of the number of Warrant Shares purchasable hereunder or the issuance of any shares of Warrant Stock upon the exercise hereof shall be excluded from the operation of such provisions protecting the holders of such rights, options or Convertible Securities against dilution, so that in the event of any such adjustment of the Exercise Price hereunder or of the number of Warrant Shares purchasable hereunder or the issuance of any shares of Warrant Stock upon the exercise hereof, there shall be no adjustment in the amount of consideration payable to or receivable by the Company upon the exercise of any such rights or options or the conversion or exchange of any such Convertible Securities.

            (f) In case any dividends on any class of Capital Stock (other than Common Stock) of the Company, payable in Common Stock, shall be declared or paid by the Company, the Common Stock so issued shall be deemed to have been issued without consideration.

            (g) In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued or sold for cash, the consideration received by the Company therefor shall be deemed to be the amount received by the Company therefor, after deducting therefrom all underwriting commissions, discounts or concessions and all finder's fees paid or allowed by the Company in connection therewith.

            (h) In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued or sold for a consideration other than cash, then, in any such event, the amount of the consideration

(other than cash) received by the Company shall be the fair market value of such consideration, as determined in good faith by the Board of Directors of the Company, after deducting all underwriting commissions, discounts or concessions and all finder's fees paid or incurred by the Company in connection therewith. Such fair market value and the calculations used in determining such fair market value shall be set forth in a certificate delivered promptly to the holder of this Warrant. At its election, the holder of this Warrant may confirm the valuations noted on the certificate by causing such valuations to be determined by an independent certified public accountant acceptable to the holder of this Warrant at the expense of the Company. The determination of such independent certified public accountant shall be final, conclusive and binding for all purposes of this Warrant.

            (i) If (and on each occasion that) the Company shall, at any time,
(i) issue any shares of Common Stock as a dividend upon Common Stock, or (ii) issue any shares of Common Stock in subdivision of outstanding shares of Common Stock by reclassification or otherwise, or (iii) combine outstanding shares of Common Stock by reclassification or otherwise, the then current Exercise Price shall be adjusted to a price determined by dividing (x) the number of shares of Common Stock outstanding immediately prior to such dividend, subdivision or combination, multiplied by the then current Exercise Price, by (y) the total number of shares of Common Stock outstanding immediately after such issue, and the resulting quotient shall be the adjusted Exercise Price per share.

      7.3.  Additional Provisions.

            (a) In determining the number of shares of Common Stock outstanding at any time, shares of Common Stock owned by the Company or any Subsidiary thereof shall not be deemed to be outstanding.

            (b) The parties intend that an adjustment of the number of Warrant Shares pursuant to Section 7.1 hereof and an adjustment to the Exercise Price pursuant to 7.2 hereof may arise from the same transaction or circumstances and, in such event, each of the provisions of Sections 7.1 and 7.2 hereof shall be applicable to such transaction or circumstances as set forth in such Sections.

            (c) In case at any time the Company shall fix a record date applicable to the holders of Common Stock for the purpose of entitling them (x) to receive a dividend or other distribution payable in shares of Common Stock or in Convertible Securities, or (y) to subscribe for or purchase shares of Common Stock or Convertible Securities, then such record date shall be deemed to be the date of the issuance or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or of such other distribution, or the date of the granting of such right of subscription or purchase, as the case may be.

      7.4. Other Securities. In case any Other Securities shall have been issued, or shall then be subject to issue upon the conversion or exchange of any Capital Stock (or Other Securities) of the Company (or any other issuer of Other Securities or any other Person referred to in Section 6 hereof) or to subscription, purchase or other acquisition pursuant to any rights or options granted by the Company (or such other issuer or entity), the holder hereof shall be entitled to receive upon exercise hereof such amount of Other Securities (in lieu of or in addition to Class A Common Stock) as is determined in accordance with the terms hereof, treating all references to Common

Stock herein as references to Other Securities to the extent applicable, and the computations, adjustments and readjustments provided for in this Section 7 with respect to the number of shares of Class A Common Stock issuable upon exercise of this Warrant shall be made as nearly as possible in the manner so provided and applied to determine the amount of Other Securities from time to time receivable on the exercise of this Warrant, so as to provide the holder of this Warrant with the benefits intended by this Section 7 and the other provisions of this Warrant.

8. NO DILUTION OR IMPAIRMENT. The Company will not, by amendment of its Charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant hereunder. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of Class A Common Stock receivable on the exercise of this Warrant above the amount payable therefor on such exercise, (ii) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Class A Common Stock on the exercise of this Warrant from time to time outstanding, (iii) will not issue any Capital Stock which is preferred as to dividends or as to the distribution of assets upon voluntary or involuntary dissolution, liquidation or winding up, unless the rights of the holders thereof shall be limited to a fixed sum or percentage of par value in respect of participation in dividends and in any such distribution of assets and (iv) will not transfer all or substantially all of its assets to any other Person or consolidate with or merge into any other Person, or permit any such Person to consolidate with or merge into the Company (if the Company is not the surviving entity), unless such other Person shall expressly assume in writing and will be bound by all the terms of this Warrant, the Consent Agreement and the Registration Rights Agreement.

9. CERTIFICATES AS TO ADJUSTMENTS. In each case of any event that may require any adjustment or readjustment in the shares of Class A Common Stock issuable on the exercise of this Warrant, the Company at its expense will promptly prepare a certificate setting forth such adjustment or readjustment, or stating the reasons why no adjustment or readjustment is being made, and showing, in detail the facts upon which any such adjustment or readjustment is based, including a statement of (i) the number of shares of the Company's Common Stock then outstanding on a fully diluted basis, and (ii) the number of shares of Class A Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted and readjusted (if required by Section 7 hereof) on account thereof. The Company will forthwith mail a copy of each such certificate to each holder of a Warrant, and will, on the written request at any time of any holder of a Warrant, furnish to such holder a like certificate setting forth the calculations used to determine such adjustment or readjustment. At its election, the holder of this Warrant may confirm the adjustment noted on the certificate by causing such adjustment to be computed by an independent certified public accountant acceptable to the holder of this Warrant at the expense of the Company. The determination of such independent certified public accountant shall be final, conclusive and binding for all purposes of this Warrant.

10.   NOTICES OF RECORD DATE AND OTHER EVENTS.  In the event of:

            (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of Capital Stock or any other securities or Property, or to receive any other right; or

            (b) any capital reorganization of the Company, any reclassification or recapitalization of the Capital Stock of the Company or any transfer of all or substantially all the assets of the Company to or any consolidation or merger of the Company with or into any other Person; or

            (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company; or

            (d) any proposed issuance or grant by the Company of any shares of Capital Stock or any Other Securities, or any right or option to subscribe for, purchase or otherwise acquire any shares of Capital Stock or any Other Securities (other than the issuance of Class A Common Stock on the exercise of this Warrant);

then, and in each such event, the Company will mail or cause to be mailed to the holder of this Warrant a notice specifying (i) the record date fixed for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other Property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up and
(iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the Persons or class of Persons to whom such proposed issue or grant is to be offered or made. Such notice shall be mailed at least sixty (60) days prior to the date specified in such notice on which any such action is to be taken.

11. RESERVATION OF STOCK ISSUABLE ON EXERCISE OF WARRANT. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of this Warrant, a number of shares of Class A Common Stock equal to the total number of shares of Class A Common Stock from time to time issuable upon exercise of this Warrant, and, from time to time, will take all steps necessary to amend its Charter to provide sufficient reserves of shares of Class A Common Stock issuable upon exercise of this Warrant.

12. REMEDIES. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

13. NOTICES. Any notice or other communication in connection with this Warrant or any Warrant Stock shall be deemed to be delivered if in writing (or in the form of a telecopy) addressed as provided below and if either (a) actually delivered or telecopied to said address, (b) in the case of overnight delivery of a notice, the next Business Day after properly posted with postage prepaid, or (c) in the case of a letter, 3 Business Days shall have elapsed after the same shall have been deposited in the United States mails, postage prepaid and registered or certified:

            If to the Company, then to SFX Broadcasting, Inc., 150 East 58th Street, 19th Floor, New York, New York 10155, Attention:
      Robert F.X. Sillerman, Telecopy No.: (212) 753-3188 or at such other address as the Company shall have specified by notice actually received by the addressor.

            If to the Fund, then to The Huff Alternative Income Fund, L.P., 67 Park Place, Ninth Floor, Morristown, New Jersey 07960, Attention: General Partner, Telecopy No.: (201) 984-5818, or at such other address as the Fund shall have specified by notice actually received by the addressor.

            If to any other holder of record of this Warrant or any Warrant Stock, to it at its address set forth on the books and records of the Company.

            The failure to deliver a copy of any notice to any party's counsel shall not affect the validity of such notice.

14. ASSIGNMENT. This Warrant and all Warrant Stock shall be transferable, in whole or in part, by the holder hereof or thereof, subject to the conditions specified in Section 13 of the Consent Agreement.

15. MISCELLANEOUS. In case any provision of this Warrant shall be invalid, illegal or unenforceable, or partially invalid, illegal or unenforceable, the provision shall be enforced to the extent, if any, that it may legally be enforced and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. This Warrant and any term hereof may be changed, waived, discharged or terminated only by a statement in writing signed by the holder of this Warrant and the Company. This Warrant shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such State. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

            IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer.

Dated as of November 22, 1996               SFX BROADCASTING, INC.



                                            By:
                                               -------------------------------
                                            Name:
                                            Title:

                              FORM OF SUBSCRIPTION

                         (To be signed only on exercise
                       of Common Stock Purchase Warrant)

TO:   SFX Broadcasting, Inc.

            The undersigned, the Holder of the within Common Stock Purchase Warrant, hereby irrevocably elects to exercise this Common Stock Purchase Warrant for, and to purchase thereunder __________ shares of Class A Common Stock of SFX Broadcasting, Inc. and herewith [makes payment of $___________________ therefor] [instructs you herein, in payment of the Exercise Price, to deduct shares of Class A Common Stock and to deliver the net number of shares, being _____ shares of Class A Common Stock], and requests that the certificates for such shares be issued in the name of, and delivered to _______________________, whose address is _________________________________.

Dated:
                                    ---------------------------------------
                                    (Signature must conform in all respects
                                    to name of Holder as specified on the
                                    face of the Warrant or its assigns)


                                    ---------------------------------------
                                                   (Address)

                               FORM OF ASSIGNMENT

                   (To be signed only on transfer of Warrant)



            For value received, the undersigned hereby sells, assigns, and transfers unto ______________________ the right represented by the within Common Stock Purchase Warrant (the "Warrant") to purchase ____________ shares of Class A Common Stock of SFX Broadcasting, Inc., a Delaware corporation, to which the Warrant relates, and appoints ____________________ attorney to transfer such right on the books of SFX Broadcasting, Inc., with full power of substitution in the premises.

                                    [NAME OF HOLDER]



Dated:                                 By:
      ----------------------------        ----------------------------------
                                       Title:
                                             -------------------------------
                                       Address:
                                               -----------------------------


Signed in the presence of:


----------------------------------

                                   EXHIBIT A

                 [SAMPLE CALCULATION OF APPLICABLE PERCENTAGE]

                   Right to Purchase 7,458 Shares of Class A
                    Common Stock of SFX Broadcasting, Inc.


            THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT OR ANY APPLICABLE STATE SECURITIES LAWS. FURTHERMORE, THIS WARRANT MAY BE SOLD OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN SECTION 13 OF THE CONSENT AGREEMENT, DATED AS OF MAY 17, 1996, BY AND AMONG MULTI-MARKET RADIO, INC., THE HUFF ALTERNATIVE INCOME FUND, L.P. AND SFX BROADCASTING, INC., A COMPLETE AND CORRECT COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICES OF SFX BROADCASTING, INC. AND WILL BE FURNISHED WITHOUT CHARGE TO THE HOLDER OF THIS WARRANT UPON WRITTEN REQUEST.

            EXERCISE OF THIS WARRANT MAY BE SUBJECT TO THE RESTRICTIONS IMPOSED BY THE COMMUNICATIONS ACT OF 1934, AS AMENDED.

                             SFX BROADCASTING, INC.

                         Common Stock Purchase Warrant

            SFX Broadcasting, Inc., a Delaware corporation (the "Company"), hereby certifies that, for value received, THE HUFF ALTERNATIVE INCOME FUND, L.P., a Delaware limited partnership (the "Fund"), or assigns, is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time after the date hereof and prior to the expiration hereof pursuant to Section 2.2 hereof, an aggregate of 7,458 fully paid and non-assessable shares of Class A Common Stock, at an initial purchase price per share of $41.06. (Such number of shares as adjusted from time to time as provided herein is referred to as the "Warrant Shares" and such price per share as adjusted from time to time as provided herein is referred to herein as the "Exercise Price".)

            This Warrant, together with the Other Warrants (as defined below), is being issued pursuant to the Consent Agreement, dated as of May 17, 1996, among the Company, Multi-Market Radio, Inc. ("MMR") and the Fund (the "Consent Agreement"). The holder of this Warrant shall be entitled to all of the benefits and shall be subject to all of the obligations of the Consent Agreement and the Registration Rights Agreement, dated as of May 17, 1996, between the Company and the Fund (the "Registration Rights Agreement"). Copies of each of the Consent Agreement and the Registration Rights Agreement are on file at the principal offices of the Company.

1. DEFINITIONS. The following terms shall have the meanings set forth below:

      "Additional Shares of Common Stock" means any shares of Common Stock issued by the Company after the date hereof, other than Warrant Stock and shares of Common Stock issuable upon exercise or conversion of the securities listed on Exhibit A hereto. For purposes of this

Warrant, only the securities of the Company listed on Exhibit A shall be deemed outstanding on the date hereof and any securities not listed on Exhibit A shall be deemed issued after the date hereof and, therefore, the issuance thereof shall be subject to Sections 5, 6 and 7 hereof.

      "Applicable Percentage" means the quotient of (x) the number of Warrant Shares which would be purchasable from time to time hereunder upon the exercise of this Warrant divided by (y) the total number of shares of Common Stock then outstanding and deemed (in accordance with Section 7.1 hereof) to be then outstanding, including the Warrant Shares issuable upon exercise of this Warrant, provided, however, that for purposes of computing clause (y) above at any time, any Additional Shares of Common Stock issued or sold or deemed issued or sold after the date hereof at an Effective Price greater than the Exercise Price in effect immediately prior to such issuance or sale or deemed issuance or sale shall be disregarded. On the date of the issuance of this Warrant, the Applicable Percentage is .000494 percent (.0494%). A sample calculation of the Applicable Percentage as of the date hereof is set forth on Exhibit A hereto.

      "Average Closing Price" means, as of any specified date, (x) if shares of the Company's Class A Common Stock are listed on a national securities exchange, the average of the closing sales prices therefor on the largest securities exchange on which such shares are traded on the last fifteen (15) trading days immediately prior to, but not including, such date; (y) if such shares are listed on the NASDAQ National Market System but not on any national securities exchange, the average of the closing sales prices therefor on the NASDAQ National Market System on the last fifteen (15) trading days immediately prior to, but not including, such date; or (z) if such shares are not listed on either a national securities exchange or the NASDAQ National Market System, the average of the mean of the high and low bid and asked quotations therefor on the last thirty (30) trading days immediately prior to, but not including, such date.

      "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in New York City are required to be closed.

      "Capital Stock" means, with respect to any Person, any and all shares, interests, participations, rights in, other shares of beneficial interest or other equivalents (however designated and whether voting or non-voting, or preferred or common) of such Person's capital stock, whether outstanding on the date hereof or issued thereafter, and any and all warrants, options and other rights to acquire such capital stock (including, without limitation, by way of conversion or exchange).

      "Charter" means the articles or certificate of incorporation, statute, constitution, joint venture, operating or partnership agreement or articles or other organizational document of any Person other than an individual, each as from time to time amended or modified.

      "Common Stock" means, collectively, (i) the Class A Common Stock, par value $.01 per share (the "Class A Common Stock"), the Class B Common Stock, par value $.01 per share, and the Class C Common Stock, par value $.01 per share, of the Company, (ii) any other Capital Stock of the Company, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and (iii) any other securities into which or for which any of the securities described in clause (i) or (ii) above have been converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

      "Company" means SFX Broadcasting, Inc., a Delaware corporation, and any corporation which shall succeed to or assume (whether in writing or otherwise) the obligations of the Company hereunder.

      "Effective Price" means: (a) with respect to any issuance or sale of Capital Stock, the lowest consideration per share received by the Company upon such issuance or sale; (b) with respect to any issuance or sale of any rights to subscribe for or to purchase, or grant of options for the purchase of, shares of Capital Stock or Convertible Securities, the price per share determined by dividing:

                  (x) the total amount, if any, received or receivable by the
            Company as consideration for the issuance or sale of such rights or the granting of such options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of such rights or options, plus, in the case of such Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof; by

                  (y) the maximum number of shares of Common Stock issuable
            upon the exercise of such rights or options or upon the conversion or exchange of the maximum number of such Convertible Securities issuable on the exercise of such rights or options;

and (c) with respect to any issuance or sale of Convertible Securities, the price per share determined by dividing:

                  (x) the total amount, if any, received or receivable by the
            Company as a consideration for the issuance or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration (if any) payable to the Company upon such conversion or exchange; by

                  (y) the maximum number of shares of Common Stock issuable as of the date of issue of such Convertible Securities to effect the conversion or exchange of all such Convertible Securities.

      "Other Securities" means any Capital Stock (other than Common Stock) and other securities of the Company or any other entity (corporate or otherwise)
(i) which the holder of this Warrant at any time shall be entitled to receive, or shall have received, on the exercise of this Warrant, in lieu of or in addition to Common Stock, or (ii) which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities, in each case pursuant to Section 5 or 6 hereof.

      "Other Warrants" means the Common Stock Purchase Warrants issued by the Company to the Fund, dated the date hereof, and exercisable for (i) shares of Class A Common Stock of the Company in exchange for the Common Stock Purchase Warrants issued by MMR to the Fund, dated March 27, 1995, and September 26, 1995, and exercisable, respectively, into 595,000 and 133,201.54 shares of MMR Class A Common Stock, and (ii) shares of Class A Common Stock of the Company issued in consideration, together with this Warrant, for the Fund entering into the Consent Agreement.

      "Person" means any individual, corporation, general or limited partnership, limited liability company, joint venture, association, enterprise, joint stock company, trust, unincorporated organization or other entity.

      "Property" means all types of real, personal or mixed property and all types of tangible or intangible property.

      "Subsidiary" means any Person of which the Company now or hereafter shall at the time own directly or indirectly through a Subsidiary at least a majority of the outstanding Capital Stock entitled to vote generally in the election of directors.

      "Warrants" means (a) this Warrant, (b) all other warrants transferred to any other holders in respect of this Warrant and (c) any warrants issued as replacements for or in substitution of any of the foregoing pursuant to Sections 11 or 12 of the Consent Agreement.

      "Warrant Stock" means Common Stock issuable upon exercise of the Warrants in accordance with their terms and any Capital Stock or Other Securities into which or for which such Common Stock shall have been converted or exchanged pursuant to any recapitalization, reorganization or merger of the Company.

2.    EXERCISE OF WARRANT.

      2.1. Exercise; Cashless Exercise. (a) This Warrant may be exercised by the holder hereof at any time or from time to time prior to its expiration by surrender of this Warrant, with the form of subscription at the end hereof, duly executed by such holder, to the Company at its principal office, accompanied by payment, by certified or official bank check payable to the order of the Company, by wire transfer to an account designated by the Company, or as provided in Section 2.1(b) below, in the amount obtained by multiplying the number of shares of Class A Common Stock for which this Warrant is then being exercised by the Exercise Price then in effect with respect to such shares. In the event this Warrant is not exercised in full, the Company, at its expense, will forthwith issue and deliver to or upon the order of the holder hereof a new Warrant or Warrants of identical tenor, in the name of the holder hereof or as such holder may request, calling in the aggregate on the face or faces thereof for the number of shares of Class A Common Stock equal (before application of any adjustment required pursuant hereto) to the number of such shares called for on the face of this Warrant minus the number of such shares (before application of any adjustment required pursuant hereto) for which this Warrant shall have been exercised.

            (b) The holder of this Warrant shall have the right, at its election, in lieu of delivering the Exercise Price in cash, to instruct the Company in the form of subscription to retain, in payment of the Exercise Price, a number of shares of Class A Common Stock (the "Payment Shares") equal to the quotient of (i) the aggregate Exercise Price of the shares as to which this

Warrant is then being exercised divided by (ii) the Average Closing Price as of the date of exercise and to deduct the number of Payment Shares from the shares to be delivered to the holder hereof.

      2.2. Expiration of the Warrant. This Warrant shall expire on November 22, 2002; provided, however, that in the event that this Warrant has not been exercised in full, this Warrant (or any warrant issued in exchange for this Warrant or pursuant to Section 2.1(a) above) shall not expire until November 22, 2006, unless the holder of this Warrant shall have notified the Company in writing, prior to November 22, 2002.

3.    CALL OPTION; REGISTRATION RIGHTS.

            (a) The Company has the option to repurchase this Warrant at the time and in the manner specified in Section 14 of the Consent Agreement. Upon the initial exercise, in whole or in part, by the holder of this Warrant of its rights under Section 2.1 above, the Company shall (i) have ten (10) days from the date of such exercise to deliver a written notice (the "Repurchase Notice") to the holder exercising the Company's rights under such Section 14 to repurchase this Warrant and (ii) be obligated to consummate the repurchase of this Warrant no later than ninety (90) days from the date of such exercise of this Warrant under Section 2.1 above; provided, that notwithstanding anything to the contrary in the Consent Agreement, if (x) the Repurchase Notice shall not be so delivered or (y) the Repurchase Notice shall be delivered but this Warrant shall not be so repurchased within such 90-day period, the Company's right to repurchase this Warrant shall terminate without further action by any party and the holder of this Warrant shall be entitled to the full benefits of this Warrant.

            (b) The holder of this Warrant has the right to cause the Company to register and to maintain the registration of the shares of Warrant Stock under the Securities Act and any blue sky or securities laws of any jurisdictions within the United States at the time and in the manner specified in the Registration Rights Agreement.

4. DELIVERY OF STOCK CERTIFICATES ON EXERCISE. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within five (5) Business Days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes then due) may direct, a certificate or certificates for the number of fully paid and non-assessable shares of Class A Common Stock (or Other Securities) to which such holder shall be entitled on such exercise, together with any other Capital Stock or Other Securities and Property (including cash, where applicable) to which such holder is entitled upon such exercise.

5. ADJUSTMENT FOR DIVIDENDS, DISTRIBUTIONS AND RECLASSIFICATIONS. In case at any time or from time to time, the holders of Common Stock shall have received, or (on or after the record date fixed for the determination of shareholders eligible to receive) shall have become entitled to receive, without payment therefor:

            (a) other or additional Capital Stock or Other Securities or Property (other than cash) by way of dividend; or

            (b) other or additional (or less) Capital Stock or Other Securities or Property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate restructuring;

other than additional shares of Common Stock issued as a stock dividend or in a stock-split (adjustments in respect of which are provided for in Section 7 hereof), then and in each such case the holder of this Warrant, on the exercise hereof as provided in Section 2 hereof, shall be entitled to receive from the Company the amount of Capital Stock and Other Securities and Property (including cash in the case referred to in clause (b) of this Section 5) which such holder would have received prior to or would have held on the date of such exercise if on the date hereof he had been the holder of record of the number of shares of Class A Common Stock called for on the face of this Warrant. During the period from the date hereof to and including the date of such exercise, such shares and all such other or additional Capital Stock and Other Securities and Property (including cash in the case referred to in clause (b) of this Section 5) receivable by such holder as aforesaid, giving effect to all further adjustments called for during such period by Sections 6 and 7 hereof, shall be held by the Company in trust for the benefit of the holder of this Warrant.

6.    ADJUSTMENT FOR CERTAIN CAPITAL TRANSACTIONS.

      6.1. Certain Adjustments. In case at any time or from time to time, the Company shall (i) effect a capital reorganization, reclassification or recapitalization, (ii) consolidate with or merge into any other Person, or
(iii) transfer all or substantially all of its assets to any Person (each of the transactions in (i), (ii) or (iii) above being a "Capital Transaction"), then in each such case, the holder of this Warrant, on the exercise hereof as provided in Section 2 hereof at any time after the consummation of such Capital Transaction shall receive, in lieu of the Class A Common Stock (or Other Securities) issuable on such exercise prior to such consummation or effective date, the Capital Stock and Other Securities and Property (including cash) to which such holder would have been entitled upon such consummation or in connection with such Capital Transaction if such holder had so exercised this Warrant immediately prior thereto, all subject to further adjustment thereafter as provided in Sections 5 and 7 hereof.

      6.2. Continuation of Terms. Upon the occurrence of any Capital Transaction, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of Capital Stock and Other Securities and Property receivable on the exercise of this Warrant after the consummation of such Capital Transaction and shall be binding upon the issuer of any such Capital Stock or Other Securities, including, in the case of any transaction specified in Section 6.1(iii), the Person acquiring all or substantially all of the assets of the Company, whether or not such Person shall have expressly assumed the terms of this Warrant as provided in Section 8 hereof.

7.    ADJUSTMENTS FOR ISSUANCE OF COMMON STOCK AND CONVERTIBLE SECURITIES.

      7.1. Adjustment of Number of Warrant Shares. In case at any time after the date hereof, the Company shall issue or sell, or shall be deemed to have issued or sold pursuant to Section 7.1(b) below, any Additional Shares of Common Stock at an Effective Price less than the Exercise Price in effect immediately prior to such issuance or sale or deemed issuance or sale, the number of Warrant Shares purchasable upon the exercise of this Warrant shall be forthwith increased so that such issuance or sale does not change the then Applicable Percentage existing immediately prior to such issuance or sale. For purposes of this Section 7.1, the following provisions shall also be applicable:

            (a) Adjustment of Exercise Price. Upon an adjustment of the number of Warrant Shares pursuant to this 7.1, no adjustment to the Exercise Price shall be made, except as required by Section 7.2 hereof.

            (b) Constructive Issuance of Common Stock; Convertible Securities; Rights and Options.

                  (i) In case at any time after the date hereof the Company shall in any manner issue or sell any rights or options to subscribe for or to purchase (x) any Common Stock or (y) any Capital Stock or Other Securities convertible into or exchangeable for shares of Common Stock (such convertible or exchangeable capital stock or securities being hereinafter referred to as "Convertible Securities") at an Effective Price less than the Exercise Price in effect immediately prior to such issuance or sale, whether or not such rights or options or the right to convert or exchange any such Convertible Securities are immediately exercisable, then the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon conversion of exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such rights or options shall (on the date of the granting of such rights or options) be deemed constructively issued and shall (on and after the date of the issuance or sale of such rights or options) be deemed outstanding. Except as provided in Section 7.1(c) below, no further adjustments of the number of Warrant Shares shall be made pursuant to this Section 7.1 upon the actual exercise of such rights or options or upon the actual issuance of shares of Common Stock upon conversion or exchange of such Convertible Securities.

                  (ii) In case at any time the Company shall in any manner issue or sell any Convertible Securities at an Effective Price less than the Exercise Price in effect immediately prior to such issuance or sale, whether or not the rights to exchange or convert thereunder are immediately exercisable, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall (on the date of the issuance or sale of such Convertible Securities) be deemed constructively issued and shall (on and after the date of the issuance or sale of such Convertible Securities) be deemed outstanding, provided, that, except as otherwise specified in Section 7.1(c) below, (x) no further adjustments of the number of Warrant Shares shall be made pursuant to this Section 7.1 upon the actual issuance of Common Stock upon conversion or exchange of such Convertible Securities, and (y) if any such issuance or sale of such Convertible Securities is made upon exercise of any rights to subscribe for or to purchase or any option to purchase any such Convertible Securities for which adjustments of the number of Warrant Shares have been or are to be made pursuant to clause (i) of this Section 7.1(b), no further adjustment of the number of Warrant Shares shall be made pursuant to this clause (ii) by reason of such issuance or sale.

            (c) Readjustment; Lapse. If the number of shares of Common Stock purchasable upon the exercise of any right or option referred to in Section 7.1(b)(i) hereof or purchasable upon the conversion of any Convertible Securities referred to in Section 7.1(b) or (b)(ii) hereof shall change or a different number of such shares than originally set out by the terms of such rights, options or Convertible Securities shall be issued upon such exercise or conversion at any time or from time to time or if such right or option or Convertible Security shall terminate, be cancelled or otherwise lapse without exercise in whole or in part, then, upon the effectiveness of such event, the number of Warrant Shares shall forthwith be changed to such number of shares of Common Stock as would have been obtained had all adjustments made under this Section 7.1 been made at the time of such event based upon (x) the number of shares of Common Stock theretofore actually delivered upon the exercise of any options or rights or upon the conversion or exchange of any Convertible Securities, and (y) the number of shares of Common Stock then purchasable upon the exercise of all of the rights, options and Convertible Securities to the extent and in the form then outstanding.

            (d) Stock Dividends. In case at any time after the date hereof, the Company shall declare a dividend or any other distribution upon any Capital Stock of the Company which is payable in shares of Common Stock, then the number of Warrant Shares immediately prior to the declaration of such dividend or distribution shall be increased so that the then existing Applicable Percentage does not change.

            (e) Stock Splits and Reverse Splits. In case at any time after the date hereof, the Company shall subdivide the outstanding shares of Common Stock into a greater number of shares, the number of Warrant Shares immediately prior to such subdivision shall be proportionately increased, and conversely, in case at any time the Company shall combine the outstanding shares of Common Stock into a smaller number of shares, the number of Warrant Shares immediately prior to such combination shall be proportionately reduced, in each case, so that the then existing Applicable Percentage does not change.

      7.2. Adjustment of Exercise Price. The Exercise Price shall be subject to adjustment from time to time after the date hereof as follows:

            (a) In case at any time after the date hereof, the Company shall issue or sell, or shall be deemed to have issued or sold pursuant to Section 7.2(b) or (c) below, any Additional Shares of Common Stock at an Effective Price less than the Exercise Price in effect immediately prior to such issuance or sale or deemed issuance or sale, then forthwith upon such issuance or sale the Exercise Price in effect immediately prior to such issuance or sale shall be reduced to a price equal to the Effective Price of such issuance or sale.

            (b) In case at any time after the date hereof the Company shall in any manner issue or sell any rights or options to subscribe for or to purchase any Common Stock or Convertible Securities at an Effective Price less than the Exercise Price in effect immediately prior to such issuance or sale, whether or not such rights or options or the right to convert or exchange any such Convertible Securities are immediately exercisable, then the maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon conversion or exchange of the maximum number of such Convertible Securities issuable upon the exercise of such rights or options shall be deemed to be issued or sold for such Effective Price; provided, however, that upon the expiration of all, but not less than all, of such rights or options, and, in the case of options to purchase Convertible Securities, upon the expiration in whole, but not in part, of the right to convert or exchange such Convertible Securities, the currently applicable Exercise Price in effect immediately prior to such expiration shall forthwith be adjusted to such Exercise Price as would have been obtained had the adjustments made upon the issuance of such rights of the granting of such options been made upon the basis of the issuance of only the number of shares of Common Stock actually issued on the exercise of such rights or options or on the conversion or exchange of such Convertible Securities (or in the case of rights or options to purchase Convertible Securities, actually issued and at the time still issuable upon the conversion or exchange of the Convertible Securities actually issued), and upon the basis of only the consideration applicable thereto, and any shares issuable upon the exercise of such rights or options which have expired or upon the conversion or exchange of such Convertible Securities, the right to convert or exchange which has expired, shall not thereafter be deemed to be outstanding and the consideration applicable thereto shall not thereafter be deemed to have been received. If such rights or options are issued or granted in conjunction with the sale of Other Securities of the Company, the part of the consideration allocable to such rights and options, and the part of the consideration allocable to such Other Securities, shall be determined in good faith by Board of Directors of the Company in a certificate delivered promptly to the holder of this Warrant setting forth the calculations used in determining such allocation. At its election, the holder of this Warrant may confirm the allocation noted on the certificate by causing such allocation to be determined by an independent certified public accountant acceptable to the holder of this Warrant at the expense of the Company. The determination of such independent certified public accountant shall be final, conclusive and binding for all purposes of this Warrant.

            (c) In case at any time after the date hereof the Company shall in any manner issue or sell any Convertible Securities at an Effective Price less than the Exercise Price in effect immediately prior to such issuance or sale, whether or not such rights to convert or exchange any such Convertible Securities are immediately exercisable, then such issuance or sale shall be deemed to be an issuance or sale (as of the date of issuance or sale of such Convertible Securities) of the maximum number of shares of Common Stock necessary to be issued as of that date to effect the conversion or exchange of all such Convertible Securities, and the gross amount received or receivable by the Company as consideration for the issuance or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration (if any) payable to the Company upon such conversion or exchange, shall be deemed to be the consideration actually received (as of the date of the issue or sale of such Convertible Securities) for the issuance or sale of such Common Stock; provided, however, that upon the termination of the right to convert or to exchange such Convertible Securities for Common Stock, the Exercise Price shall forthwith be adjusted to such Exercise Price which would have been obtained had the adjustments made upon the issuance of such Convertible Securities been made upon the basis of the issuance of only the number of shares of Common Stock actually issued upon the conversion or exchange thereof, and upon the basis of the consideration applicable only to the Convertible Securities so converted or exchanged, and no shares issuable upon the conversion or exchange of such Convertible Securities which were not actually so issued shall thereafter be deemed to be outstanding and the consideration applicable thereto shall not thereafter be deemed to have been received. No adjustment of the Exercise Price shall be made pursuant to this Section 7.2(c) upon any issuance or sale of Convertible Securities if such issuance or sale has been made upon the exercise of any rights to subscribe for or to purchase, or any options to purchase, any such Convertible Securities for which an adjustment of the Exercise Price has been made pursuant to Section 7.2(b) above.

            (d) If the amount of consideration payable to the Company upon the exercise of any right or option to which Section 7.2(b) above is applicable or upon the conversion or exchange of any Convertible Securities referred to in Section 7.2(b) or (c) above shall change at any time (other than under or by reason of provisions designed to protect against dilution), then, forthwith upon each such change becoming effective, all such rights or options or all such rights of conversion or exchange not theretofore exercised shall be deemed to have expired or terminated, as the case may be, and the Exercise Price shall forthwith be adjusted in accordance with the proviso contained in Section 7.2(b) or (c) above, as the case may be, and further adjusted as though such rights or options or Convertible Securities deemed expired or terminated were newly issued and convertible or exercisable upon the payment of such changed consideration.

            (e) If the consideration payable to the Company upon the exercise of any right or option to which Section 7.2(b) above is applicable or upon the conversion or exchange of any Convertible Securities referred to in Section 7.2(b) or (c) above shall decrease at any time under or by reason of provisions with respect thereto designed to protect the holders thereof against dilution, the Exercise Price which would apply if this Warrant were being exercised immediately prior to such event shall forthwith be decreased to the Exercise Price that would have been obtained had the adjustments made upon the issuance of such right, option or Convertible Securities been made upon the basis of (i) the issuance of (and the total consideration received for) the shares of Common Stock theretofore delivered upon the exercise of such rights or options or upon the conversion or exchange of such Convertible Securities, and (ii) the issuance of (and the total minimum consideration thereafter receivable for) the maximum number of shares of Common Stock thereafter deliverable upon the exercise of such rights or options or upon the conversion or exchange of such Convertible Securities. Any right or option to purchase shares of Common Stock or any Convertible Securities issued after the date hereof which shall contain provisions designed to protect the holders thereof against dilution shall expressly provide that adjustments of the Exercise Price hereunder or of the number of Warrant Shares purchasable hereunder or the issuance of any shares of Warrant Stock upon the exercise hereof shall be excluded from the operation of such provisions protecting the holders of such rights, options or Convertible Securities against dilution, so that in the event of any such adjustment of the Exercise Price hereunder or of the number of Warrant Shares purchasable hereunder or the issuance of any shares of Warrant Stock upon the exercise hereof, there shall be no adjustment in the amount of consideration payable to or receivable by the Company upon the exercise of any such rights or options or the conversion or exchange of any such Convertible Securities.

            (f) In case any dividends on any class of Capital Stock (other than Common Stock) of the Company, payable in Common Stock, shall be declared or paid by the Company, the Common Stock so issued shall be deemed to have been issued without consideration.

            (g) In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued or sold for cash, the consideration received by the Company therefor shall be deemed to be the amount received by the Company therefor, after deducting therefrom all underwriting commissions, discounts or concessions and all finder's fees paid or allowed by the Company in connection therewith.

            (h) In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued or sold for a consideration other than cash, then, in any such event, the amount of the consideration

(other than cash) received by the Company shall be the fair market value of such consideration, as determined in good faith by the Board of Directors of the Company, after deducting all underwriting commissions, discounts or concessions and all finder's fees paid or incurred by the Company in connection therewith. Such fair market value and the calculations used in determining such fair market value shall be set forth in a certificate delivered promptly to the holder of this Warrant. At its election, the holder of this Warrant may confirm the valuations noted on the certificate by causing such valuations to be determined by an independent certified public accountant acceptable to the holder of this Warrant at the expense of the Company. The determination of such independent certified public accountant shall be final, conclusive and binding for all purposes of this Warrant.

            (i) If (and on each occasion that) the Company shall, at any time,
(i) issue any shares of Common Stock as a dividend upon Common Stock, or (ii) issue any shares of Common Stock in subdivision of outstanding shares of Common Stock by reclassification or otherwise, or (iii) combine outstanding shares of Common Stock by reclassification or otherwise, the then current Exercise Price shall be adjusted to a price determined by dividing (x) the number of shares of Common Stock outstanding immediately prior to such dividend, subdivision or combination, multiplied by the then current Exercise Price, by (y) the total number of shares of Common Stock outstanding immediately after such issue, and the resulting quotient shall be the adjusted Exercise Price per share.

      7.3.  Additional Provisions.

            (a) In determining the number of shares of Common Stock outstanding at any time, shares of Common Stock owned by the Company or any Subsidiary thereof shall not be deemed to be outstanding.

            (b) The parties intend that an adjustment of the number of Warrant Shares pursuant to Section 7.1 hereof and an adjustment to the Exercise Price pursuant to 7.2 hereof may arise from the same transaction or circumstances and, in such event, each of the provisions of Sections 7.1 and 7.2 hereof shall be applicable to such transaction or circumstances as set forth in such Sections.

            (c) In case at any time the Company shall fix a record date applicable to the holders of Common Stock for the purpose of entitling them (x) to receive a dividend or other distribution payable in shares of Common Stock or in Convertible Securities, or (y) to subscribe for or purchase shares of Common Stock or Convertible Securities, then such record date shall be deemed to be the date of the issuance or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or of such other distribution, or the date of the granting of such right of subscription or purchase, as the case may be.

      7.4. Other Securities. In case any Other Securities shall have been issued, or shall then be subject to issue upon the conversion or exchange of any Capital Stock (or Other Securities) of the Company (or any other issuer of Other Securities or any other Person referred to in Section 6 hereof) or to subscription, purchase or other acquisition pursuant to any rights or options granted by the Company (or such other issuer or entity), the holder hereof shall be entitled to receive upon exercise hereof such amount of Other Securities (in lieu of or in addition to Class A Common Stock) as is determined in accordance with the terms hereof, treating all references to Common

Stock herein as references to Other Securities to the extent applicable, and the computations, adjustments and readjustments provided for in this Section 7 with respect to the number of shares of Class A Common Stock issuable upon exercise of this Warrant shall be made as nearly as possible in the manner so provided and applied to determine the amount of Other Securities from time to time receivable on the exercise of this Warrant, so as to provide the holder of this Warrant with the benefits intended by this Section 7 and the other provisions of this Warrant.

8. NO DILUTION OR IMPAIRMENT. The Company will not, by amendment of its Charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant hereunder. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of Class A Common Stock receivable on the exercise of this Warrant above the amount payable therefor on such exercise, (ii) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Class A Common Stock on the exercise of this Warrant from time to time outstanding, (iii) will not issue any Capital Stock which is preferred as to dividends or as to the distribution of assets upon voluntary or involuntary dissolution, liquidation or winding up, unless the rights of the holders thereof shall be limited to a fixed sum or percentage of par value in respect of participation in dividends and in any such distribution of assets and (iv) will not transfer all or substantially all of its assets to any other Person or consolidate with or merge into any other Person, or permit any such Person to consolidate with or merge into the Company (if the Company is not the surviving entity), unless such other Person shall expressly assume in writing and will be bound by all the terms of this Warrant, the Consent Agreement and the Registration Rights Agreement.

9. CERTIFICATES AS TO ADJUSTMENTS. In each case of any event that may require any adjustment or readjustment in the shares of Class A Common Stock issuable on the exercise of this Warrant, the Company at its expense will promptly prepare a certificate setting forth such adjustment or readjustment, or stating the reasons why no adjustment or readjustment is being made, and showing, in detail the facts upon which any such adjustment or readjustment is based, including a statement of (i) the number of shares of the Company's Common Stock then outstanding on a fully diluted basis, and (ii) the number of shares of Class A Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted and readjusted (if required by Section 7 hereof) on account thereof. The Company will forthwith mail a copy of each such certificate to each holder of a Warrant, and will, on the written request at any time of any holder of a Warrant, furnish to such holder a like certificate setting forth the calculations used to determine such adjustment or readjustment. At its election, the holder of this Warrant may confirm the adjustment noted on the certificate by causing such adjustment to be computed by an independent certified public accountant acceptable to the holder of this Warrant at the expense of the Company. The determination of such independent certified public accountant shall be final, conclusive and binding for all purposes of this Warrant.

10.   NOTICES OF RECORD DATE AND OTHER EVENTS.  In the event of:

            (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of Capital Stock or any other securities or Property, or to receive any other right; or

            (b) any capital reorganization of the Company, any reclassification or recapitalization of the Capital Stock of the Company or any transfer of all or substantially all the assets of the Company to or any consolidation or merger of the Company with or into any other Person; or

            (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company; or

            (d) any proposed issuance or grant by the Company of any shares of Capital Stock or any Other Securities, or any right or option to subscribe for, purchase or otherwise acquire any shares of Capital Stock or any Other Securities (other than the issuance of Class A Common Stock on the exercise of this Warrant);

then, and in each such event, the Company will mail or cause to be mailed to the holder of this Warrant a notice specifying (i) the record date fixed for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other Property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up and
(iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the Persons or class of Persons to whom such proposed issue or grant is to be offered or made. Such notice shall be mailed at least sixty (60) days prior to the date specified in such notice on which any such action is to be taken.

11. RESERVATION OF STOCK ISSUABLE ON EXERCISE OF WARRANT. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of this Warrant, a number of shares of Class A Common Stock equal to the total number of shares of Class A Common Stock from time to time issuable upon exercise of this Warrant, and, from time to time, will take all steps necessary to amend its Charter to provide sufficient reserves of shares of Class A Common Stock issuable upon exercise of this Warrant.

12. REMEDIES. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

13. NOTICES. Any notice or other communication in connection with this Warrant or any Warrant Stock shall be deemed to be delivered if in writing (or in the form of a telecopy) addressed as provided below and if either (a) actually delivered or telecopied to said address, (b) in the case of overnight delivery of a notice, the next Business Day after properly posted with postage prepaid, or (c) in the case of a letter, 3 Business Days shall have elapsed after the same shall have been deposited in the United States mails, postage prepaid and registered or certified:

            If to the Company, then to SFX Broadcasting, Inc., 150 East 58th Street, 19th Floor, New York, New York 10155, Attention:
      Robert F.X. Sillerman, Telecopy No.: (212) 753-3188 or at such other address as the Company shall have specified by notice actually received by the addressor.

            If to the Fund, then to The Huff Alternative Income Fund, L.P., 67 Park Place, Ninth Floor, Morristown, New Jersey 07960, Attention: General Partner, Telecopy No.: (201) 984-5818, or at such other address as the Fund shall have specified by notice actually received by the addressor.

            If to any other holder of record of this Warrant or any Warrant Stock, to it at its address set forth on the books and records of the Company.

            The failure to deliver a copy of any notice to any party's counsel shall not affect the validity of such notice.

14. ASSIGNMENT. This Warrant and all Warrant Stock shall be transferable, in whole or in part, by the holder hereof or thereof, subject to the conditions specified in Section 13 of the Consent Agreement.

15. MISCELLANEOUS. In case any provision of this Warrant shall be invalid, illegal or unenforceable, or partially invalid, illegal or unenforceable, the provision shall be enforced to the extent, if any, that it may legally be enforced and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. This Warrant and any term hereof may be changed, waived, discharged or terminated only by a statement in writing signed by the holder of this Warrant and the Company. This Warrant shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such State. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

            IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer.

Dated as of November 22, 1996 SFX BROADCASTING, INC.



                                      By:
                                         -----------------------------------
                                      Name:
                                      Title:

                              FORM OF SUBSCRIPTION

                         (To be signed only on exercise
                       of Common Stock Purchase Warrant)

TO:   SFX Broadcasting, Inc.

            The undersigned, the Holder of the within Common Stock Purchase Warrant, hereby irrevocably elects to exercise this Common Stock Purchase Warrant for, and to purchase thereunder __________ shares of Class A Common Stock of SFX Broadcasting, Inc. and herewith [makes payment of $___________________ therefor] [instructs you herein, in payment of the Exercise Price, to deduct shares of Class A Common Stock and to deliver the net number of shares, being _____ shares of Class A Common Stock], and requests that the certificates for such shares be issued in the name of, and delivered to _______________________, whose address is _________________________________.



Dated:
                                    ---------------------------------------
                                    (Signature must conform in all respects
                                    to name of Holder as specified on the
                                    face of the Warrant or its assigns)


                                    ---------------------------------------
                                                    (Address)

                               FORM OF ASSIGNMENT

                   (To be signed only on transfer of Warrant)



            For value received, the undersigned hereby sells, assigns, and transfers unto ______________________ the right represented by the within Common Stock Purchase Warrant (the "Warrant") to purchase ____________ shares of Class A Common Stock of SFX Broadcasting, Inc., a Delaware corporation, to which the Warrant relates, and appoints ____________________ attorney to transfer such right on the books of SFX Broadcasting, Inc., with full power of substitution in the premises.

                                    [NAME OF HOLDER]



Dated:                              By:
      --------------------------       -----------------------------------
                                    Title:
                                          --------------------------------
                                    Address:
                                            ------------------------------


Signed in the presence of:




--------------------------------

                                   EXHIBIT A

                 [SAMPLE CALCULATION OF APPLICABLE PERCENTAGE]

                   Right to Purchase 7,458 Shares of Class A
                    Common Stock of SFX Broadcasting, Inc.


            THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT OR ANY APPLICABLE STATE SECURITIES LAWS. FURTHERMORE, THIS WARRANT MAY BE SOLD OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN SECTION 13 OF THE CONSENT AGREEMENT, DATED AS OF MAY 17, 1996, BY AND AMONG MULTI-MARKET RADIO, INC., THE HUFF ALTERNATIVE INCOME FUND, L.P. AND SFX BROADCASTING, INC., A COMPLETE AND CORRECT COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICES OF SFX BROADCASTING, INC. AND WILL BE FURNISHED WITHOUT CHARGE TO THE HOLDER OF THIS WARRANT UPON WRITTEN REQUEST.

            EXERCISE OF THIS WARRANT MAY BE SUBJECT TO THE RESTRICTIONS IMPOSED BY THE COMMUNICATIONS ACT OF 1934, AS AMENDED.

                             SFX BROADCASTING, INC.

                         Common Stock Purchase Warrant

            SFX Broadcasting, Inc., a Delaware corporation (the "Company"), hereby certifies that, for value received, THE HUFF ALTERNATIVE INCOME FUND, L.P., a Delaware limited partnership (the "Fund"), or assigns, is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time after the date hereof and prior to the expiration hereof pursuant to Section 2.2 hereof, an aggregate of 7,458 fully paid and non-assessable shares of Class A Common Stock, at an initial purchase price per share of $40.22. (Such number of shares as adjusted from time to time as provided herein is referred to as the "Warrant Shares" and such price per share as adjusted from time to time as provided herein is referred to herein as the "Exercise Price".)

            This Warrant, together with the Other Warrants (as defined below), is being issued pursuant to the Consent Agreement, dated as of May 17, 1996, among the Company, Multi-Market Radio, Inc. ("MMR") and the Fund (the "Consent Agreement"). The holder of this Warrant shall be entitled to all of the benefits and shall be subject to all of the obligations of the Consent Agreement and the Registration Rights Agreement, dated as of May 17, 1996, between the Company and the Fund (the "Registration Rights Agreement"). Copies of each of the Consent Agreement and the Registration Rights Agreement are on file at the principal offices of the Company.

1. DEFINITIONS. The following terms shall have the meanings set forth below:

      "Additional Shares of Common Stock" means any shares of Common Stock issued by the Company after the date hereof, other than Warrant Stock and shares of Common Stock issuable upon exercise or conversion of the securities listed on Exhibit A hereto. For purposes of this

Warrant, only the securities of the Company listed on Exhibit A shall be deemed outstanding on the date hereof and any securities not listed on Exhibit A shall be deemed issued after the date hereof and, therefore, the issuance thereof shall be subject to Sections 5, 6 and 7 hereof.

      "Applicable Percentage" means the quotient of (x) the number of Warrant Shares which would be purchasable from time to time hereunder upon the exercise of this Warrant divided by (y) the total number of shares of Common Stock then outstanding and deemed (in accordance with Section 7.1 hereof) to be then outstanding, including the Warrant Shares issuable upon exercise of this Warrant, provided, however, that for purposes of computing clause (y) above at any time, any Additional Shares of Common Stock issued or sold or deemed issued or sold after the date hereof at an Effective Price greater than the Exercise Price in effect immediately prior to such issuance or sale or deemed issuance or sale shall be disregarded. On the date of the issuance of this Warrant, the Applicable Percentage is .000494 percent (.0494%). A sample calculation of the Applicable Percentage as of the date hereof is set forth on Exhibit A hereto.

      "Average Closing Price" means, as of any specified date, (x) if shares of the Company's Class A Common Stock are listed on a national securities exchange, the average of the closing sales prices therefor on the largest securities exchange on which such shares are traded on the last fifteen (15) trading days immediately prior to, but not including, such date; (y) if such shares are listed on the NASDAQ National Market System but not on any national securities exchange, the average of the closing sales prices therefor on the NASDAQ National Market System on the last fifteen (15) trading days immediately prior to, but not including, such date; or (z) if such shares are not listed on either a national securities exchange or the NASDAQ National Market System, the average of the mean of the high and low bid and asked quotations therefor on the last thirty (30) trading days immediately prior to, but not including, such date.

      "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in New York City are required to be closed.

      "Capital Stock" means, with respect to any Person, any and all shares, interests, participations, rights in, other shares of beneficial interest or other equivalents (however designated and whether voting or non-voting, or preferred or common) of such Person's capital stock, whether outstanding on the date hereof or issued thereafter, and any and all warrants, options and other rights to acquire such capital stock (including, without limitation, by way of conversion or exchange).

      "Charter" means the articles or certificate of incorporation, statute, constitution, joint venture, operating or partnership agreement or articles or other organizational document of any Person other than an individual, each as from time to time amended or modified.

      "Common Stock" means, collectively, (i) the Class A Common Stock, par value $.01 per share (the "Class A Common Stock"), the Class B Common Stock, par value $.01 per share, and the Class C Common Stock, par value $.01 per share, of the Company, (ii) any other Capital Stock of the Company, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and (iii) any other securities into which or for which any of the securities described in clause (i) or (ii) above have been converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

      "Company" means SFX Broadcasting, Inc., a Delaware corporation, and any corporation which shall succeed to or assume (whether in writing or otherwise) the obligations of the Company hereunder.

      "Effective Price" means: (a) with respect to any issuance or sale of Capital Stock, the lowest consideration per share received by the Company upon such issuance or sale; (b) with respect to any issuance or sale of any rights to subscribe for or to purchase, or grant of options for the purchase of, shares of Capital Stock or Convertible Securities, the price per share determined by dividing:

                  (x) the total amount, if any, received or receivable by the
            Company as consideration for the issuance or sale of such rights or the granting of such options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of such rights or options, plus, in the case of such Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof; by

                  (y) the maximum number of shares of Common Stock issuable
            upon the exercise of such rights or options or upon the conversion or exchange of the maximum number of such Convertible Securities issuable on the exercise of such rights or options;

and (c) with respect to any issuance or sale of Convertible Securities, the price per share determined by dividing:

                  (x) the total amount, if any, received or receivable by the
            Company as a consideration for the issuance or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration (if any) payable to the Company upon such conversion or exchange; by

                  (y) the maximum number of shares of Common Stock issuable as of the date of issue of such Convertible Securities to effect the conversion or exchange of all such Convertible Securities.

      "Other Securities" means any Capital Stock (other than Common Stock) and other securities of the Company or any other entity (corporate or otherwise)
(i) which the holder of this Warrant at any time shall be entitled to receive, or shall have received, on the exercise of this Warrant, in lieu of or in addition to Common Stock, or (ii) which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities, in each case pursuant to Section 5 or 6 hereof.

      "Other Warrants" means the Common Stock Purchase Warrants issued by the Company to the Fund, dated the date hereof, and exercisable for (i) shares of Class A Common Stock of the Company in exchange for the Common Stock Purchase Warrants issued by MMR to the Fund, dated March 27, 1995, and September 26, 1995, and exercisable, respectively, into 595,000 and 133,201.54 shares of MMR Class A Common Stock, and (ii) shares of Class A Common Stock of the Company issued in consideration, together with this Warrant, for the Fund entering into the Consent Agreement.

      "Person" means any individual, corporation, general or limited partnership, limited liability company, joint venture, association, enterprise, joint stock company, trust, unincorporated organization or other entity.

      "Property" means all types of real, personal or mixed property and all types of tangible or intangible property.

      "Subsidiary" means any Person of which the Company now or hereafter shall at the time own directly or indirectly through a Subsidiary at least a majority of the outstanding Capital Stock entitled to vote generally in the election of directors.

      "Warrants" means (a) this Warrant, (b) all other warrants transferred to any other holders in respect of this Warrant and (c) any warrants issued as replacements for or in substitution of any of the foregoing pursuant to Sections 11 or 12 of the Consent Agreement.

      "Warrant Stock" means Common Stock issuable upon exercise of the Warrants in accordance with their terms and any Capital Stock or Other Securities into which or for which such Common Stock shall have been converted or exchanged pursuant to any recapitalization, reorganization or merger of the Company.

2.    EXERCISE OF WARRANT.

      2.1. Exercise; Cashless Exercise. (a) This Warrant may be exercised by the holder hereof at any time or from time to time prior to its expiration by surrender of this Warrant, with the form of subscription at the end hereof, duly executed by such holder, to the Company at its principal office, accompanied by payment, by certified or official bank check payable to the order of the Company, by wire transfer to an account designated by the Company, or as provided in Section 2.1(b) below, in the amount obtained by multiplying the number of shares of Class A Common Stock for which this Warrant is then being exercised by the Exercise Price then in effect with respect to such shares. In the event this Warrant is not exercised in full, the Company, at its expense, will forthwith issue and deliver to or upon the order of the holder hereof a new Warrant or Warrants of identical tenor, in the name of the holder hereof or as such holder may request, calling in the aggregate on the face or faces thereof for the number of shares of Class A Common Stock equal (before application of any adjustment required pursuant hereto) to the number of such shares called for on the face of this Warrant minus the number of such shares (before application of any adjustment required pursuant hereto) for which this Warrant shall have been exercised.

            (b) The holder of this Warrant shall have the right, at its election, in lieu of delivering the Exercise Price in cash, to instruct the Company in the form of subscription to retain, in payment of the Exercise Price, a number of shares of Class A Common Stock (the "Payment Shares") equal to the quotient of (i) the aggregate Exercise Price of the shares as to which this

Warrant is then being exercised divided by (ii) the Average Closing Price as of the date of exercise and to deduct the number of Payment Shares from the shares to be delivered to the holder hereof.

      2.2. Expiration of the Warrant. This Warrant shall expire on November 22, 2002; provided, however, that in the event that this Warrant has not been exercised in full, this Warrant (or any warrant issued in exchange for this Warrant or pursuant to Section 2.1(a) above) shall not expire until November 22, 2006, unless the holder of this Warrant shall have notified the Company in writing, prior to November 22, 2002.

3.    CALL OPTION; REGISTRATION RIGHTS.

            (a) The Company has the option to repurchase this Warrant at the time and in the manner specified in Section 14 of the Consent Agreement. Upon the initial exercise, in whole or in part, by the holder of this Warrant of its rights under Section 2.1 above, the Company shall (i) have ten (10) days from the date of such exercise to deliver a written notice (the "Repurchase Notice") to the holder exercising the Company's rights under such Section 14 to repurchase this Warrant and (ii) be obligated to consummate the repurchase of this Warrant no later than ninety (90) days from the date of such exercise of this Warrant under Section 2.1 above; provided, that notwithstanding anything to the contrary in the Consent Agreement, if (x) the Repurchase Notice shall not be so delivered or (y) the Repurchase Notice shall be delivered but this Warrant shall not be so repurchased within such 90-day period, the Company's right to repurchase this Warrant shall terminate without further action by any party and the holder of this Warrant shall be entitled to the full benefits of this Warrant.

            (b) The holder of this Warrant has the right to cause the Company to register and to maintain the registration of the shares of Warrant Stock under the Securities Act and any blue sky or securities laws of any jurisdictions within the United States at the time and in the manner specified in the Registration Rights Agreement.

4. DELIVERY OF STOCK CERTIFICATES ON EXERCISE. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within five (5) Business Days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes then due) may direct, a certificate or certificates for the number of fully paid and non-assessable shares of Class A Common Stock (or Other Securities) to which such holder shall be entitled on such exercise, together with any other Capital Stock or Other Securities and Property (including cash, where applicable) to which such holder is entitled upon such exercise.

5. ADJUSTMENT FOR DIVIDENDS, DISTRIBUTIONS AND RECLASSIFICATIONS. In case at any time or from time to time, the holders of Common Stock shall have received, or (on or after the record date fixed for the determination of shareholders eligible to receive) shall have become entitled to receive, without payment therefor:

            (a) other or additional Capital Stock or Other Securities or Property (other than cash) by way of dividend; or

            (b) other or additional (or less) Capital Stock or Other Securities or Property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate restructuring;

other than additional shares of Common Stock issued as a stock dividend or in a stock-split (adjustments in respect of which are provided for in Section 7 hereof), then and in each such case the holder of this Warrant, on the exercise hereof as provided in Section 2 hereof, shall be entitled to receive from the Company the amount of Capital Stock and Other Securities and Property (including cash in the case referred to in clause (b) of this Section 5) which such holder would have received prior to or would have held on the date of such exercise if on the date hereof he had been the holder of record of the number of shares of Class A Common Stock called for on the face of this Warrant. During the period from the date hereof to and including the date of such exercise, such shares and all such other or additional Capital Stock and Other Securities and Property (including cash in the case referred to in clause (b) of this Section 5) receivable by such holder as aforesaid, giving effect to all further adjustments called for during such period by Sections 6 and 7 hereof, shall be held by the Company in trust for the benefit of the holder of this Warrant.

6.    ADJUSTMENT FOR CERTAIN CAPITAL TRANSACTIONS.

      6.1. Certain Adjustments. In case at any time or from time to time, the Company shall (i) effect a capital reorganization, reclassification or recapitalization, (ii) consolidate with or merge into any other Person, or
(iii) transfer all or substantially all of its assets to any Person (each of the transactions in (i), (ii) or (iii) above being a "Capital Transaction"), then in each such case, the holder of this Warrant, on the exercise hereof as provided in Section 2 hereof at any time after the consummation of such Capital Transaction shall receive, in lieu of the Class A Common Stock (or Other Securities) issuable on such exercise prior to such consummation or effective date, the Capital Stock and Other Securities and Property (including cash) to which such holder would have been entitled upon such consummation or in connection with such Capital Transaction if such holder had so exercised this Warrant immediately prior thereto, all subject to further adjustment thereafter as provided in Sections 5 and 7 hereof.

      6.2. Continuation of Terms. Upon the occurrence of any Capital Transaction, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of Capital Stock and Other Securities and Property receivable on the exercise of this Warrant after the consummation of such Capital Transaction and shall be binding upon the issuer of any such Capital Stock or Other Securities, including, in the case of any transaction specified in Section 6.1(iii), the Person acquiring all or substantially all of the assets of the Company, whether or not such Person shall have expressly assumed the terms of this Warrant as provided in Section 8 hereof.

7.    ADJUSTMENTS FOR ISSUANCE OF COMMON STOCK AND CONVERTIBLE SECURITIES.

      7.1. Adjustment of Number of Warrant Shares. In case at any time after the date hereof, the Company shall issue or sell, or shall be deemed to have issued or sold pursuant to Section 7.1(b) below, any Additional Shares of Common Stock at an Effective Price less than the Exercise Price in effect immediately prior to such issuance or sale or deemed issuance or sale, the number of Warrant Shares purchasable upon the exercise of this Warrant shall be forthwith increased so that such issuance or sale does not change the then Applicable Percentage existing immediately prior to such issuance or sale. For purposes of this Section 7.1, the following provisions shall also be applicable:

            (a) Adjustment of Exercise Price. Upon an adjustment of the number of Warrant Shares pursuant to this 7.1, no adjustment to the Exercise Price shall be made, except as required by Section 7.2 hereof.

            (b) Constructive Issuance of Common Stock; Convertible Securities; Rights and Options.

                  (i) In case at any time after the date hereof the Company shall in any manner issue or sell any rights or options to subscribe for or to purchase (x) any Common Stock or (y) any Capital Stock or Other Securities convertible into or exchangeable for shares of Common Stock (such convertible or exchangeable capital stock or securities being hereinafter referred to as "Convertible Securities") at an Effective Price less than the Exercise Price in effect immediately prior to such issuance or sale, whether or not such rights or options or the right to convert or exchange any such Convertible Securities are immediately exercisable, then the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon conversion of exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such rights or options shall (on the date of the granting of such rights or options) be deemed constructively issued and shall (on and after the date of the issuance or sale of such rights or options) be deemed outstanding. Except as provided in Section 7.1(c) below, no further adjustments of the number of Warrant Shares shall be made pursuant to this Section 7.1 upon the actual exercise of such rights or options or upon the actual issuance of shares of Common Stock upon conversion or exchange of such Convertible Securities.

                  (ii) In case at any time the Company shall in any manner issue or sell any Convertible Securities at an Effective Price less than the Exercise Price in effect immediately prior to such issuance or sale, whether or not the rights to exchange or convert thereunder are immediately exercisable, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall (on the date of the issuance or sale of such Convertible Securities) be deemed constructively issued and shall (on and after the date of the issuance or sale of such Convertible Securities) be deemed outstanding, provided, that, except as otherwise specified in Section 7.1(c) below, (x) no further adjustments of the number of Warrant Shares shall be made pursuant to this Section 7.1 upon the actual issuance of Common Stock upon conversion or exchange of such Convertible Securities, and (y) if any such issuance or sale of such Convertible Securities is made upon exercise of any rights to subscribe for or to purchase or any option to purchase any such Convertible Securities for which adjustments of the number of Warrant Shares have been or are to be made pursuant to clause (i) of this Section 7.1(b), no further adjustment of the number of Warrant Shares shall be made pursuant to this clause (ii) by reason of such issuance or sale.

            (c) Readjustment; Lapse. If the number of shares of Common Stock purchasable upon the exercise of any right or option referred to in Section 7.1(b)(i) hereof or purchasable upon the conversion of any Convertible Securities referred to in Section 7.1(b) or (b)(ii) hereof shall change or a different number of such shares than originally set out by the terms of such rights, options or Convertible Securities shall be issued upon such exercise or conversion at any time or from time to time or if such right or option or Convertible Security shall terminate, be cancelled or otherwise lapse without exercise in whole or in part, then, upon the effectiveness of such event, the number of Warrant Shares shall forthwith be changed to such number of shares of Common Stock as would have been obtained had all adjustments made under this Section 7.1 been made at the time of such event based upon (x) the number of shares of Common Stock theretofore actually delivered upon the exercise of any options or rights or upon the conversion or exchange of any Convertible Securities, and (y) the number of shares of Common Stock then purchasable upon the exercise of all of the rights, options and Convertible Securities to the extent and in the form then outstanding.

            (d) Stock Dividends. In case at any time after the date hereof, the Company shall declare a dividend or any other distribution upon any Capital Stock of the Company which is payable in shares of Common Stock, then the number of Warrant Shares immediately prior to the declaration of such dividend or distribution shall be increased so that the then existing Applicable Percentage does not change.

            (e) Stock Splits and Reverse Splits. In case at any time after the date hereof, the Company shall subdivide the outstanding shares of Common Stock into a greater number of shares, the number of Warrant Shares immediately prior to such subdivision shall be proportionately increased, and conversely, in case at any time the Company shall combine the outstanding shares of Common Stock into a smaller number of shares, the number of Warrant Shares immediately prior to such combination shall be proportionately reduced, in each case, so that the then existing Applicable Percentage does not change.

      7.2. Adjustment of Exercise Price. The Exercise Price shall be subject to adjustment from time to time after the date hereof as follows:

            (a) In case at any time after the date hereof, the Company shall issue or sell, or shall be deemed to have issued or sold pursuant to Section 7.2(b) or (c) below, any Additional Shares of Common Stock at an Effective Price less than the Exercise Price in effect immediately prior to such issuance or sale or deemed issuance or sale, then forthwith upon such issuance or sale the Exercise Price in effect immediately prior to such issuance or sale shall be reduced to a price equal to the Effective Price of such issuance or sale.

            (b) In case at any time after the date hereof the Company shall in any manner issue or sell any rights or options to subscribe for or to purchase any Common Stock or Convertible Securities at an Effective Price less than the Exercise Price in effect immediately prior to such issuance or sale, whether or not such rights or options or the right to convert or exchange any such Convertible Securities are immediately exercisable, then the maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon conversion or exchange of the maximum number of such Convertible Securities issuable upon the exercise of such rights or options shall be deemed to be issued or sold for such Effective Price; provided, however, that upon the expiration of all, but not less than all, of such rights or options, and, in the case of options to purchase Convertible Securities, upon the expiration in whole, but not in part, of the right to convert or exchange such Convertible Securities, the currently applicable Exercise Price in effect immediately prior to such expiration shall forthwith be adjusted to such Exercise Price as would have been obtained had the adjustments made upon the issuance of such rights of the granting of such options been made upon the basis of the issuance of only the number of shares of Common Stock actually issued on the exercise of such rights or options or on the conversion or exchange of such Convertible Securities (or in the case of rights or options to purchase Convertible Securities, actually issued and at the time still issuable upon the conversion or exchange of the Convertible Securities actually issued), and upon the basis of only the consideration applicable thereto, and any shares issuable upon the exercise of such rights or options which have expired or upon the conversion or exchange of such Convertible Securities, the right to convert or exchange which has expired, shall not thereafter be deemed to be outstanding and the consideration applicable thereto shall not thereafter be deemed to have been received. If such rights or options are issued or granted in conjunction with the sale of Other Securities of the Company, the part of the consideration allocable to such rights and options, and the part of the consideration allocable to such Other Securities, shall be determined in good faith by Board of Directors of the Company in a certificate delivered promptly to the holder of this Warrant setting forth the calculations used in determining such allocation. At its election, the holder of this Warrant may confirm the allocation noted on the certificate by causing such allocation to be determined by an independent certified public accountant acceptable to the holder of this Warrant at the expense of the Company. The determination of such independent certified public accountant shall be final, conclusive and binding for all purposes of this Warrant.

            (c) In case at any time after the date hereof the Company shall in any manner issue or sell any Convertible Securities at an Effective Price less than the Exercise Price in effect immediately prior to such issuance or sale, whether or not such rights to convert or exchange any such Convertible Securities are immediately exercisable, then such issuance or sale shall be deemed to be an issuance or sale (as of the date of issuance or sale of such Convertible Securities) of the maximum number of shares of Common Stock necessary to be issued as of that date to effect the conversion or exchange of all such Convertible Securities, and the gross amount received or receivable by the Company as consideration for the issuance or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration (if any) payable to the Company upon such conversion or exchange, shall be deemed to be the consideration actually received (as of the date of the issue or sale of such Convertible Securities) for the issuance or sale of such Common Stock; provided, however, that upon the termination of the right to convert or to exchange such Convertible Securities for Common Stock, the Exercise Price shall forthwith be adjusted to such Exercise Price which would have been obtained had the adjustments made upon the issuance of such Convertible Securities been made upon the basis of the issuance of only the number of shares of Common Stock actually issued upon the conversion or exchange thereof, and upon the basis of the consideration applicable only to the Convertible Securities so converted or exchanged, and no shares issuable upon the conversion or exchange of such Convertible Securities which were not actually so issued shall thereafter be deemed to be outstanding and the consideration applicable thereto shall not thereafter be deemed to have been received. No adjustment of the Exercise Price shall be made pursuant to this Section 7.2(c) upon any issuance or sale of Convertible Securities if such issuance or sale has been made upon the exercise of any rights to subscribe for or to purchase, or any options to purchase, any such Convertible Securities for which an adjustment of the Exercise Price has been made pursuant to Section 7.2(b) above.

            (d) If the amount of consideration payable to the Company upon the exercise of any right or option to which Section 7.2(b) above is applicable or upon the conversion or exchange of any Convertible Securities referred to in Section 7.2(b) or (c) above shall change at any time (other than under or by reason of provisions designed to protect against dilution), then, forthwith upon each such change becoming effective, all such rights or options or all such rights of conversion or exchange not theretofore exercised shall be deemed to have expired or terminated, as the case may be, and the Exercise Price shall forthwith be adjusted in accordance with the proviso contained in Section 7.2(b) or (c) above, as the case may be, and further adjusted as though such rights or options or Convertible Securities deemed expired or terminated were newly issued and convertible or exercisable upon the payment of such changed consideration.

            (e) If the consideration payable to the Company upon the exercise of any right or option to which Section 7.2(b) above is applicable or upon the conversion or exchange of any Convertible Securities referred to in Section 7.2(b) or (c) above shall decrease at any time under or by reason of provisions with respect thereto designed to protect the holders thereof against dilution, the Exercise Price which would apply if this Warrant were being exercised immediately prior to such event shall forthwith be decreased to the Exercise Price that would have been obtained had the adjustments made upon the issuance of such right, option or Convertible Securities been made upon the basis of (i) the issuance of (and the total consideration received for) the shares of Common Stock theretofore delivered upon the exercise of such rights or options or upon the conversion or exchange of such Convertible Securities, and (ii) the issuance of (and the total minimum consideration thereafter receivable for) the maximum number of shares of Common Stock thereafter deliverable upon the exercise of such rights or options or upon the conversion or exchange of such Convertible Securities. Any right or option to purchase shares of Common Stock or any Convertible Securities issued after the date hereof which shall contain provisions designed to protect the holders thereof against dilution shall expressly provide that adjustments of the Exercise Price hereunder or of the number of Warrant Shares purchasable hereunder or the issuance of any shares of Warrant Stock upon the exercise hereof shall be excluded from the operation of such provisions protecting the holders of such rights, options or Convertible Securities against dilution, so that in the event of any such adjustment of the Exercise Price hereunder or of the number of Warrant Shares purchasable hereunder or the issuance of any shares of Warrant Stock upon the exercise hereof, there shall be no adjustment in the amount of consideration payable to or receivable by the Company upon the exercise of any such rights or options or the conversion or exchange of any such Convertible Securities.

            (f) In case any dividends on any class of Capital Stock (other than Common Stock) of the Company, payable in Common Stock, shall be declared or paid by the Company, the Common Stock so issued shall be deemed to have been issued without consideration.

            (g) In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued or sold for cash, the consideration received by the Company therefor shall be deemed to be the amount received by the Company therefor, after deducting therefrom all underwriting commissions, discounts or concessions and all finder's fees paid or allowed by the Company in connection therewith.

            (h) In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued or sold for a consideration other than cash, then, in any such event, the amount of the consideration

(other than cash) received by the Company shall be the fair market value of such consideration, as determined in good faith by the Board of Directors of the Company, after deducting all underwriting commissions, discounts or concessions and all finder's fees paid or incurred by the Company in connection therewith. Such fair market value and the calculations used in determining such fair market value shall be set forth in a certificate delivered promptly to the holder of this Warrant. At its election, the holder of this Warrant may confirm the valuations noted on the certificate by causing such valuations to be determined by an independent certified public accountant acceptable to the holder of this Warrant at the expense of the Company. The determination of such independent certified public accountant shall be final, conclusive and binding for all purposes of this Warrant.

            (i) If (and on each occasion that) the Company shall, at any time,
(i) issue any shares of Common Stock as a dividend upon Common Stock, or (ii) issue any shares of Common Stock in subdivision of outstanding shares of Common Stock by reclassification or otherwise, or (iii) combine outstanding shares of Common Stock by reclassification or otherwise, the then current Exercise Price shall be adjusted to a price determined by dividing (x) the number of shares of Common Stock outstanding immediately prior to such dividend, subdivision or combination, multiplied by the then current Exercise Price, by (y) the total number of shares of Common Stock outstanding immediately after such issue, and the resulting quotient shall be the adjusted Exercise Price per share.

      7.3.  Additional Provisions.

            (a) In determining the number of shares of Common Stock outstanding at any time, shares of Common Stock owned by the Company or any Subsidiary thereof shall not be deemed to be outstanding.

            (b) The parties intend that an adjustment of the number of Warrant Shares pursuant to Section 7.1 hereof and an adjustment to the Exercise Price pursuant to 7.2 hereof may arise from the same transaction or circumstances and, in such event, each of the provisions of Sections 7.1 and 7.2 hereof shall be applicable to such transaction or circumstances as set forth in such Sections.

            (c) In case at any time the Company shall fix a record date applicable to the holders of Common Stock for the purpose of entitling them (x) to receive a dividend or other distribution payable in shares of Common Stock or in Convertible Securities, or (y) to subscribe for or purchase shares of Common Stock or Convertible Securities, then such record date shall be deemed to be the date of the issuance or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or of such other distribution, or the date of the granting of such right of subscription or purchase, as the case may be.

      7.4. Other Securities. In case any Other Securities shall have been issued, or shall then be subject to issue upon the conversion or exchange of any Capital Stock (or Other Securities) of the Company (or any other issuer of Other Securities or any other Person referred to in Section 6 hereof) or to subscription, purchase or other acquisition pursuant to any rights or options granted by the Company (or such other issuer or entity), the holder hereof shall be entitled to receive upon exercise hereof such amount of Other Securities (in lieu of or in addition to Class A Common Stock) as is determined in accordance with the terms hereof, treating all references to Common

Stock herein as references to Other Securities to the extent applicable, and the computations, adjustments and readjustments provided for in this Section 7 with respect to the number of shares of Class A Common Stock issuable upon exercise of this Warrant shall be made as nearly as possible in the manner so provided and applied to determine the amount of Other Securities from time to time receivable on the exercise of this Warrant, so as to provide the holder of this Warrant with the benefits intended by this Section 7 and the other provisions of this Warrant.

8. NO DILUTION OR IMPAIRMENT. The Company will not, by amendment of its Charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant hereunder. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of Class A Common Stock receivable on the exercise of this Warrant above the amount payable therefor on such exercise, (ii) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Class A Common Stock on the exercise of this Warrant from time to time outstanding, (iii) will not issue any Capital Stock which is preferred as to dividends or as to the distribution of assets upon voluntary or involuntary dissolution, liquidation or winding up, unless the rights of the holders thereof shall be limited to a fixed sum or percentage of par value in respect of participation in dividends and in any such distribution of assets and (iv) will not transfer all or substantially all of its assets to any other Person or consolidate with or merge into any other Person, or permit any such Person to consolidate with or merge into the Company (if the Company is not the surviving entity), unless such other Person shall expressly assume in writing and will be bound by all the terms of this Warrant, the Consent Agreement and the Registration Rights Agreement.

9. CERTIFICATES AS TO ADJUSTMENTS. In each case of any event that may require any adjustment or readjustment in the shares of Class A Common Stock issuable on the exercise of this Warrant, the Company at its expense will promptly prepare a certificate setting forth such adjustment or readjustment, or stating the reasons why no adjustment or readjustment is being made, and showing, in detail the facts upon which any such adjustment or readjustment is based, including a statement of (i) the number of shares of the Company's Common Stock then outstanding on a fully diluted basis, and (ii) the number of shares of Class A Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted and readjusted (if required by Section 7 hereof) on account thereof. The Company will forthwith mail a copy of each such certificate to each holder of a Warrant, and will, on the written request at any time of any holder of a Warrant, furnish to such holder a like certificate setting forth the calculations used to determine such adjustment or readjustment. At its election, the holder of this Warrant may confirm the adjustment noted on the certificate by causing such adjustment to be computed by an independent certified public accountant acceptable to the holder of this Warrant at the expense of the Company. The determination of such independent certified public accountant shall be final, conclusive and binding for all purposes of this Warrant.

10. NOTICES OF RECORD DATE AND OTHER EVENTS.  In the event of:

            (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of Capital Stock or any other securities or Property, or to receive any other right; or

            (b) any capital reorganization of the Company, any reclassification or recapitalization of the Capital Stock of the Company or any transfer of all or substantially all the assets of the Company to or any consolidation or merger of the Company with or into any other Person; or

            (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company; or

            (d) any proposed issuance or grant by the Company of any shares of Capital Stock or any Other Securities, or any right or option to subscribe for, purchase or otherwise acquire any shares of Capital Stock or any Other Securities (other than the issuance of Class A Common Stock on the exercise of this Warrant);

then, and in each such event, the Company will mail or cause to be mailed to the holder of this Warrant a notice specifying (i) the record date fixed for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other Property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up and
(iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the Persons or class of Persons to whom such proposed issue or grant is to be offered or made. Such notice shall be mailed at least sixty (60) days prior to the date specified in such notice on which any such action is to be taken.

11. RESERVATION OF STOCK ISSUABLE ON EXERCISE OF WARRANT. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of this Warrant, a number of shares of Class A Common Stock equal to the total number of shares of Class A Common Stock from time to time issuable upon exercise of this Warrant, and, from time to time, will take all steps necessary to amend its Charter to provide sufficient reserves of shares of Class A Common Stock issuable upon exercise of this Warrant.

12. REMEDIES. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

13. NOTICES. Any notice or other communication in connection with this Warrant or any Warrant Stock shall be deemed to be delivered if in writing (or in the form of a telecopy) addressed as provided below and if either (a) actually delivered or telecopied to said address, (b) in the case of overnight delivery of a notice, the next Business Day after properly posted with postage prepaid, or (c) in the case of a letter, 3 Business Days shall have elapsed after the same shall have been deposited in the United States mails, postage prepaid and registered or certified:

            If to the Company, then to SFX Broadcasting, Inc., 150 East 58th Street, 19th Floor, New York, New York 10155, Attention:
      Robert F.X. Sillerman, Telecopy No.: (212) 753-3188 or at such other address as the Company shall have specified by notice actually received by the addressor.

            If to the Fund, then to The Huff Alternative Income Fund, L.P., 67 Park Place, Ninth Floor, Morristown, New Jersey 07960, Attention: General Partner, Telecopy No.: (201) 984-5818, or at such other address as the Fund shall have specified by notice actually received by the addressor.

            If to any other holder of record of this Warrant or any Warrant Stock, to it at its address set forth on the books and records of the Company.

            The failure to deliver a copy of any notice to any party's counsel shall not affect the validity of such notice.

14. ASSIGNMENT. This Warrant and all Warrant Stock shall be transferable, in whole or in part, by the holder hereof or thereof, subject to the conditions specified in Section 13 of the Consent Agreement.

15. MISCELLANEOUS. In case any provision of this Warrant shall be invalid, illegal or unenforceable, or partially invalid, illegal or unenforceable, the provision shall be enforced to the extent, if any, that it may legally be enforced and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. This Warrant and any term hereof may be changed, waived, discharged or terminated only by a statement in writing signed by the holder of this Warrant and the Company. This Warrant shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such State. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

            IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer.

Dated as of November 22, 1996        SFX BROADCASTING, INC.



                                     By:
                                        ----------------------------------
                                     Name:
                                     Title:

                              FORM OF SUBSCRIPTION

                         (To be signed only on exercise
                       of Common Stock Purchase Warrant)

TO:   SFX Broadcasting, Inc.

            The undersigned, the Holder of the within Common Stock Purchase Warrant, hereby irrevocably elects to exercise this Common Stock Purchase Warrant for, and to purchase thereunder __________ shares of Class A Common Stock of SFX Broadcasting, Inc. and herewith [makes payment of $___________________ therefor] [instructs you herein, in payment of the Exercise Price, to deduct shares of Class A Common Stock and to deliver the net number of shares, being _____ shares of Class A Common Stock], and requests that the certificates for such shares be issued in the name of, and delivered to _______________________, whose address is ________________________________.



Dated:
                                    ----------------------------------------
                                    (Signature must conform in all respects
                                    to name of Holder as specified on the
                                    face of the Warrant or its assigns)



                                    ----------------------------------------
                                                   (Address)

                               FORM OF ASSIGNMENT

                   (To be signed only on transfer of Warrant)



            For value received, the undersigned hereby sells, assigns, and transfers unto ______________________ the right represented by the within Common Stock Purchase Warrant (the "Warrant") to purchase ____________ shares of Class A Common Stock of SFX Broadcasting, Inc., a Delaware corporation, to which the Warrant relates, and appoints ____________________ attorney to transfer such right on the books of SFX Broadcasting, Inc., with full power of substitution in the premises.

                                    [NAME OF HOLDER]



Dated:                              By:
      -----------------------          -------------------------
                                    Title:
                                          ----------------------
                                    Address:
                                            --------------------


Signed in the presence of:



-----------------------------

                                   EXHIBIT A

                 [SAMPLE CALCULATION OF APPLICABLE PERCENTAGE]

                       Right to Purchase 29,830 Shares of
                Class A Common Stock of SFX Broadcasting, Inc.


            THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT OR ANY APPLICABLE STATE SECURITIES LAWS. FURTHERMORE, THIS WARRANT MAY BE SOLD OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN SECTION 13 OF THE CONSENT AGREEMENT, DATED AS OF MAY 17, 1996, BY AND AMONG MULTI-MARKET RADIO, INC., THE HUFF ALTERNATIVE INCOME FUND, L.P. AND SFX BROADCASTING, INC., A COMPLETE AND CORRECT COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICES OF SFX BROADCASTING, INC. AND WILL BE FURNISHED WITHOUT CHARGE TO THE HOLDER OF THIS WARRANT UPON WRITTEN REQUEST.

            EXERCISE OF THIS WARRANT MAY BE SUBJECT TO THE RESTRICTIONS IMPOSED BY THE COMMUNICATIONS ACT OF 1934, AS AMENDED.

                             SFX BROADCASTING, INC.

                         Common Stock Purchase Warrant

            SFX Broadcasting, Inc., a Delaware corporation (the "Company"), hereby certifies that, for value received, THE HUFF ALTERNATIVE INCOME FUND, L.P., a Delaware limited partnership (the "Fund"), or assigns, is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time after the date hereof and prior to the expiration hereof pursuant to Section 2.2 hereof, an aggregate of 29,830 fully paid and non-assessable shares of Class A Common Stock, at an initial purchase price per share of $39.38. (Such number of shares as adjusted from time to time as provided herein is referred to as the "Warrant Shares" and such price per share as adjusted from time to time as provided herein is referred to herein as the "Exercise Price".)

            This Warrant, together with the Other Warrants (as defined below), is being issued pursuant to the Consent Agreement, dated as of May 17, 1996, among the Company, Multi-Market Radio, Inc. ("MMR") and the Fund (the "Consent Agreement"). The holder of this Warrant shall be entitled to all of the benefits and shall be subject to all of the obligations of the Consent Agreement and the Registration Rights Agreement, dated as of May 17, 1996, between the Company and the Fund (the "Registration Rights Agreement"). Copies of each of the Consent Agreement and the Registration Rights Agreement are on file at the principal offices of the Company.

1. DEFINITIONS. The following terms shall have the meanings set forth below:

      "Additional Shares of Common Stock" means any shares of Common Stock issued by the Company after the date hereof, other than Warrant Stock and shares of Common Stock issuable upon exercise or conversion of the securities listed on Exhibit A hereto. For purposes of this Warrant, only the securities of the Company listed on Exhibit A shall be deemed outstanding on the date hereof and any securities not listed on Exhibit A shall be deemed issued after the date hereof and, therefore, the issuance thereof shall be subject to Sections 5, 6 and 7 hereof.

      "Applicable Percentage" means the quotient of (x) the number of Warrant Shares which would be purchasable from time to time hereunder upon the exercise of this Warrant divided by (y) the total number of shares of Common Stock then outstanding and deemed (in accordance with Section 7.1 hereof) to be then outstanding, including the Warrant Shares issuable upon exercise of this Warrant, provided, however, that for purposes of computing clause (y) above at any time, any Additional Shares of Common Stock issued or sold or deemed issued or sold after the date hereof at an Effective Price greater than the Exercise Price in effect immediately prior to such issuance or sale or deemed issuance or sale shall be disregarded. On the date of the issuance of this Warrant, the Applicable Percentage is .001976 percent (.1976%). A sample calculation of the Applicable Percentage as of the date hereof is set forth on Exhibit A hereto.

      "Average Closing Price" means, as of any specified date, (x) if shares of the Company's Class A Common Stock are listed on a national securities exchange, the average of the closing sales prices therefor on the largest securities exchange on which such shares are traded on the last fifteen (15) trading days immediately prior to, but not including, such date; (y) if such shares are listed on the NASDAQ National Market System but not on any national securities exchange, the average of the closing sales prices therefor on the NASDAQ National Market System on the last fifteen (15) trading days immediately prior to, but not including, such date; or (z) if such shares are not listed on either a national securities exchange or the NASDAQ National Market System, the average of the mean of the high and low bid and asked quotations therefor on the last thirty (30) trading days immediately prior to, but not including, such date.

      "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in New York City are required to be closed.

      "Capital Stock" means, with respect to any Person, any and all shares, interests, participations, rights in, other shares of beneficial interest or other equivalents (however designated and whether voting or non-voting, or preferred or common) of such Person's capital stock, whether outstanding on the date hereof or issued thereafter, and any and all warrants, options and other rights to acquire such capital stock (including, without limitation, by way of conversion or exchange).

      "Charter" means the articles or certificate of incorporation, statute, constitution, joint venture, operating or partnership agreement or articles or other organizational document of any Person other than an individual, each as from time to time amended or modified.

      "Common Stock" means, collectively, (i) the Class A Common Stock, par value $.01 per share (the "Class A Common Stock"), the Class B Common Stock, par value $.01 per share, and the Class C Common Stock, par value $.01 per share, of the Company, (ii) any other Capital

Stock of the Company, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and (iii) any other securities into which or for which any of the securities described in clause
(i) or (ii) above have been converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

      "Company" means SFX Broadcasting, Inc., a Delaware corporation, and any corporation which shall succeed to or assume (whether in writing or otherwise) the obligations of the Company hereunder.

      "Effective Price" means: (a) with respect to any issuance or sale of Capital Stock, the lowest consideration per share received by the Company upon such issuance or sale; (b) with respect to any issuance or sale of any rights to subscribe for or to purchase, or grant of options for the purchase of, shares of Capital Stock or Convertible Securities, the price per share determined by dividing:

                  (x) the total amount, if any, received or receivable by the
            Company as consideration for the issuance or sale of such rights or the granting of such options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of such rights or options, plus, in the case of such Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof; by

                  (y) the maximum number of shares of Common Stock issuable
            upon the exercise of such rights or options or upon the conversion or exchange of the maximum number of such Convertible Securities issuable on the exercise of such rights or options;

and (c) with respect to any issuance or sale of Convertible Securities, the price per share determined by dividing:

                  (x) the total amount, if any, received or receivable by the
            Company as a consideration for the issuance or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration (if any) payable to the Company upon such conversion or exchange; by

                  (y) the maximum number of shares of Common Stock issuable as of the date of issue of such Convertible Securities to effect the conversion or exchange of all such Convertible Securities.

      "Other Securities" means any Capital Stock (other than Common Stock) and other securities of the Company or any other entity (corporate or otherwise)
(i) which the holder of this Warrant at any time shall be entitled to receive, or shall have received, on the exercise of this Warrant, in lieu of or in addition to Common Stock, or (ii) which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities, in each case pursuant to Section 5 or 6 hereof.

      "Other Warrants" means the Common Stock Purchase Warrants issued by the Company to the Fund, dated the date hereof, and exercisable for (i) shares of Class A Common Stock of the Company in exchange for the Common Stock Purchase Warrants issued by MMR to the Fund, dated March 27, 1995, and September 26, 1995, and exercisable, respectively, into 595,000 and 133,201.54 shares of MMR Class A Common Stock, and (ii) shares of Class A Common Stock of the Company issued in consideration, together with this Warrant, for the Fund entering into the Consent Agreement.

      "Person" means any individual, corporation, general or limited partnership, limited liability company, joint venture, association, enterprise, joint stock company, trust, unincorporated organization or other entity.

      "Property" means all types of real, personal or mixed property and all types of tangible or intangible property.

      "Subsidiary" means any Person of which the Company now or hereafter shall at the time own directly or indirectly through a Subsidiary at least a majority of the outstanding Capital Stock entitled to vote generally in the election of directors.

      "Warrants" means (a) this Warrant, (b) all other warrants transferred to any other holders in respect of this Warrant and (c) any warrants issued as replacements for or in substitution of any of the foregoing pursuant to Sections 11 or 12 of the Consent Agreement.

      "Warrant Stock" means Common Stock issuable upon exercise of the Warrants in accordance with their terms and any Capital Stock or Other Securities into which or for which such Common Stock shall have been converted or exchanged pursuant to any recapitalization, reorganization or merger of the Company.

2.    EXERCISE OF WARRANT.

      2.1. Exercise; Cashless Exercise. (a) This Warrant may be exercised by the holder hereof at any time or from time to time prior to its expiration by surrender of this Warrant, with the form of subscription at the end hereof, duly executed by such holder, to the Company at its principal office, accompanied by payment, by certified or official bank check payable to the order of the Company, by wire transfer to an account designated by the Company, or as provided in Section 2.1(b) below, in the amount obtained by multiplying the number of shares of Class A Common Stock for which this Warrant is then being exercised by the Exercise Price then in effect with respect to such shares. In the event this Warrant is not exercised in full, the Company, at its expense, will forthwith issue and deliver to or upon the order of the holder hereof a new Warrant or Warrants of identical tenor, in the name of the holder hereof or as such holder may request, calling in the aggregate on the face or faces thereof for the number of shares of Class A Common Stock equal (before application of any adjustment required pursuant hereto) to the number of such shares called for on the face of this Warrant minus the number of such shares (before application of any adjustment required pursuant hereto) for which this Warrant shall have been exercised.

            (b) The holder of this Warrant shall have the right, at its election, in lieu of delivering the Exercise Price in cash, to instruct the Company in the form of subscription to retain, in payment of the Exercise Price, a number of shares of Class A Common Stock (the "Payment Shares") equal to the quotient of (i) the aggregate Exercise Price of the shares as to which this Warrant is then being exercised divided by (ii) the Average Closing Price as of the date of exercise and to deduct the number of Payment Shares from the shares to be delivered to the holder hereof.

      2.2. Expiration of the Warrant. This Warrant shall expire on November 22, 2002; provided, however, that in the event that this Warrant has not been exercised in full, this Warrant (or any warrant issued in exchange for this Warrant or pursuant to Section 2.1(a) above) shall not expire until November 22, 2006, unless the holder of this Warrant shall have notified the Company in writing, prior to November 22, 2002.

3.    CALL OPTION; REGISTRATION RIGHTS.

            (a) The Company has the option to repurchase this Warrant at the time and in the manner specified in Section 14 of the Consent Agreement. Upon the initial exercise, in whole or in part, by the holder of this Warrant of its rights under Section 2.1 above, the Company shall (i) have ten (10) days from the date of such exercise to deliver a written notice (the "Repurchase Notice") to the holder exercising the Company's rights under such Section 14 to repurchase this Warrant and (ii) be obligated to consummate the repurchase of this Warrant no later than ninety (90) days from the date of such exercise of this Warrant under Section 2.1 above; provided, that notwithstanding anything to the contrary in the Consent Agreement, if (x) the Repurchase Notice shall not be so delivered or (y) the Repurchase Notice shall be delivered but this Warrant shall not be so repurchased within such 90-day period, the Company's right to repurchase this Warrant shall terminate without further action by any party and the holder of this Warrant shall be entitled to the full benefits of this Warrant.

            (b) The holder of this Warrant has the right to cause the Company to register and to maintain the registration of the shares of Warrant Stock under the Securities Act and any blue sky or securities laws of any jurisdictions within the United States at the time and in the manner specified in the Registration Rights Agreement.

4. DELIVERY OF STOCK CERTIFICATES ON EXERCISE. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within five (5) Business Days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes then due) may direct, a certificate or certificates for the number of fully paid and non-assessable shares of Class A Common Stock (or Other Securities) to which such holder shall be entitled on such exercise, together with any other Capital Stock or Other Securities and Property (including cash, where applicable) to which such holder is entitled upon such exercise.

5. ADJUSTMENT FOR DIVIDENDS, DISTRIBUTIONS AND RECLASSIFICATIONS. In case at any time or from time to time, the holders of Common Stock shall have received, or (on or after the record date fixed for the determination of shareholders eligible to receive) shall have become entitled to receive, without payment therefor:

            (a) other or additional Capital Stock or Other Securities or Property (other than cash) by way of dividend; or

            (b) other or additional (or less) Capital Stock or Other Securities or Property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate restructuring;

other than additional shares of Common Stock issued as a stock dividend or in a stock-split (adjustments in respect of which are provided for in Section 7 hereof), then and in each such case the holder of this Warrant, on the exercise hereof as provided in Section 2 hereof, shall be entitled to receive from the Company the amount of Capital Stock and Other Securities and Property (including cash in the case referred to in clause (b) of this Section 5) which such holder would have received prior to or would have held on the date of such exercise if on the date hereof he had been the holder of record of the number of shares of Class A Common Stock called for on the face of this Warrant. During the period from the date hereof to and including the date of such exercise, such shares and all such other or additional Capital Stock and Other Securities and Property (including cash in the case referred to in clause (b) of this Section 5) receivable by such holder as aforesaid, giving effect to all further adjustments called for during such period by Sections 6 and 7 hereof, shall be held by the Company in trust for the benefit of the holder of this Warrant.

6.    ADJUSTMENT FOR CERTAIN CAPITAL TRANSACTIONS.

      6.1. Certain Adjustments. In case at any time or from time to time, the Company shall (i) effect a capital reorganization, reclassification or recapitalization, (ii) consolidate with or merge into any other Person, or
(iii) transfer all or substantially all of its assets to any Person (each of the transactions in (i), (ii) or (iii) above being a "Capital Transaction"), then in each such case, the holder of this Warrant, on the exercise hereof as provided in Section 2 hereof at any time after the consummation of such Capital Transaction shall receive, in lieu of the Class A Common Stock (or Other Securities) issuable on such exercise prior to such consummation or effective date, the Capital Stock and Other Securities and Property (including cash) to which such holder would have been entitled upon such consummation or in connection with such Capital Transaction if such holder had so exercised this Warrant immediately prior thereto, all subject to further adjustment thereafter as provided in Sections 5 and 7 hereof.

      6.2. Continuation of Terms. Upon the occurrence of any Capital Transaction, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of Capital Stock and Other Securities and Property receivable on the exercise of this Warrant after the consummation of such Capital Transaction and shall be binding upon the issuer of any such Capital Stock or Other Securities, including, in the case of any transaction specified in Section 6.1(iii), the Person acquiring all or substantially all of the assets of the Company, whether or not such Person shall have expressly assumed the terms of this Warrant as provided in Section 8 hereof.

7.    ADJUSTMENTS FOR ISSUANCE OF COMMON STOCK AND CONVERTIBLE SECURITIES.

      7.1. Adjustment of Number of Warrant Shares. In case at any time after the date hereof, the Company shall issue or sell, or shall be deemed to have issued or sold pursuant to Section 7.1(b) below, any Additional Shares of Common Stock at an Effective Price less than the Exercise Price in effect immediately prior to such issuance or sale or deemed issuance or sale, the number of Warrant Shares purchasable upon the exercise of this Warrant shall be forthwith increased so that such issuance or sale does not change the then Applicable Percentage existing immediately prior to such issuance or sale. For purposes of this Section 7.1, the following provisions shall also be applicable:

            (a) Adjustment of Exercise Price. Upon an adjustment of the number of Warrant Shares pursuant to this 7.1, no adjustment to the Exercise Price shall be made, except as required by Section 7.2 hereof.

            (b) Constructive Issuance of Common Stock; Convertible Securities; Rights and Options.

                  (i) In case at any time after the date hereof the Company shall in any manner issue or sell any rights or options to subscribe for or to purchase (x) any Common Stock or (y) any Capital Stock or Other Securities convertible into or exchangeable for shares of Common Stock (such convertible or exchangeable capital stock or securities being hereinafter referred to as "Convertible Securities") at an Effective Price less than the Exercise Price in effect immediately prior to such issuance or sale, whether or not such rights or options or the right to convert or exchange any such Convertible Securities are immediately exercisable, then the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon conversion of exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such rights or options shall (on the date of the granting of such rights or options) be deemed constructively issued and shall (on and after the date of the issuance or sale of such rights or options) be deemed outstanding. Except as provided in Section 7.1(c) below, no further adjustments of the number of Warrant Shares shall be made pursuant to this Section 7.1 upon the actual exercise of such rights or options or upon the actual issuance of shares of Common Stock upon conversion or exchange of such Convertible Securities.

                  (ii) In case at any time the Company shall in any manner issue or sell any Convertible Securities at an Effective Price less than the Exercise Price in effect immediately prior to such issuance or sale, whether or not the rights to exchange or convert thereunder are immediately exercisable, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall (on the date of the issuance or sale of such Convertible Securities) be deemed constructively issued and shall (on and after the date of the issuance or sale of such Convertible Securities) be deemed outstanding, provided, that, except as otherwise specified in Section 7.1(c) below, (x) no further adjustments of the number of

Warrant Shares shall be made pursuant to this Section 7.1 upon the actual issuance of Common Stock upon conversion or exchange of such Convertible Securities, and (y) if any such issuance or sale of such Convertible Securities is made upon exercise of any rights to subscribe for or to purchase or any option to purchase any such Convertible Securities for which adjustments of the number of Warrant Shares have been or are to be made pursuant to clause (i) of this Section 7.1(b), no further adjustment of the number of Warrant Shares shall be made pursuant to this clause (ii) by reason of such issuance or sale.

            (c) Readjustment; Lapse. If the number of shares of Common Stock purchasable upon the exercise of any right or option referred to in Section 7.1(b)(i) hereof or purchasable upon the conversion of any Convertible Securities referred to in Section 7.1(b) or (b)(ii) hereof shall change or a different number of such shares than originally set out by the terms of such rights, options or Convertible Securities shall be issued upon such exercise or conversion at any time or from time to time or if such right or option or Convertible Security shall terminate, be cancelled or otherwise lapse without exercise in whole or in part, then, upon the effectiveness of such event, the number of Warrant Shares shall forthwith be changed to such number of shares of Common Stock as would have been obtained had all adjustments made under this
Section 7.1 been made at the time of such event based upon (x) the number of shares of Common Stock theretofore actually delivered upon the exercise of any options or rights or upon the conversion or exchange of any Convertible Securities, and (y) the number of shares of Common Stock then purchasable upon the exercise of all of the rights, options and Convertible Securities to the extent and in the form then outstanding.

            (d) Stock Dividends. In case at any time after the date hereof, the Company shall declare a dividend or any other distribution upon any Capital Stock of the Company which is payable in shares of Common Stock, then the number of Warrant Shares immediately prior to the declaration of such dividend or distribution shall be increased so that the then existing Applicable Percentage does not change.

            (e) Stock Splits and Reverse Splits. In case at any time after the date hereof, the Company shall subdivide the outstanding shares of Common Stock into a greater number of shares, the number of Warrant Shares immediately prior to such subdivision shall be proportionately increased, and conversely, in case at any time the Company shall combine the outstanding shares of Common Stock into a smaller number of shares, the number of Warrant Shares immediately prior to such combination shall be proportionately reduced, in each case, so that the then existing Applicable Percentage does not change.

      7.2. Adjustment of Exercise Price. The Exercise Price shall be subject to adjustment from time to time after the date hereof as follows:

            (a) In case at any time after the date hereof, the Company shall issue or sell, or shall be deemed to have issued or sold pursuant to Section 7.2(b) or (c) below, any Additional Shares of Common Stock at an Effective Price less than the Exercise Price in effect immediately prior to such issuance or sale or deemed issuance or sale, then forthwith upon such issuance or sale the Exercise Price in effect immediately prior to such issuance or sale shall be reduced to a price equal to the Effective Price of such issuance or sale.

            (b) In case at any time after the date hereof the Company shall in any manner issue or sell any rights or options to subscribe for or to purchase any Common Stock or Convertible Securities at an Effective Price less than the Exercise Price in effect immediately prior to such issuance or sale, whether or not such rights or options or the right to convert or exchange any such Convertible Securities are immediately exercisable, then the maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon conversion or exchange of the maximum number of such Convertible Securities issuable upon the exercise of such rights or options shall be deemed to be issued or sold for such Effective Price; provided, however, that upon the expiration of all, but not less than all, of such rights or options, and, in the case of options to purchase Convertible Securities, upon the expiration in whole, but not in part, of the right to convert or exchange such Convertible Securities, the currently applicable Exercise Price in effect immediately prior to such expiration shall forthwith be adjusted to such Exercise Price as would have been obtained had the adjustments made upon the issuance of such rights of the granting of such options been made upon the basis of the issuance of only the number of shares of Common Stock actually issued on the exercise of such rights or options or on the conversion or exchange of such Convertible Securities (or in the case of rights or options to purchase Convertible Securities, actually issued and at the time still issuable upon the conversion or exchange of the Convertible Securities actually issued), and upon the basis of only the consideration applicable thereto, and any shares issuable upon the exercise of such rights or options which have expired or upon the conversion or exchange of such Convertible Securities, the right to convert or exchange which has expired, shall not thereafter be deemed to be outstanding and the consideration applicable thereto shall not thereafter be deemed to have been received. If such rights or options are issued or granted in conjunction with the sale of Other Securities of the Company, the part of the consideration allocable to such rights and options, and the part of the consideration allocable to such Other Securities, shall be determined in good faith by Board of Directors of the Company in a certificate delivered promptly to the holder of this Warrant setting forth the calculations used in determining such allocation. At its election, the holder of this Warrant may confirm the allocation noted on the certificate by causing such allocation to be determined by an independent certified public accountant acceptable to the holder of this Warrant at the expense of the Company. The determination of such independent certified public accountant shall be final, conclusive and binding for all purposes of this Warrant.

            (c) In case at any time after the date hereof the Company shall in any manner issue or sell any Convertible Securities at an Effective Price less than the Exercise Price in effect immediately prior to such issuance or sale, whether or not such rights to convert or exchange any such Convertible Securities are immediately exercisable, then such issuance or sale shall be deemed to be an issuance or sale (as of the date of issuance or sale of such Convertible Securities) of the maximum number of shares of Common Stock necessary to be issued as of that date to effect the conversion or exchange of all such Convertible Securities, and the gross amount received or receivable by the Company as consideration for the issuance or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration (if any) payable to the Company upon such conversion or exchange, shall be deemed to be the consideration actually received (as of the date of the issue or sale of such Convertible Securities) for the issuance or sale of such Common Stock; provided, however, that upon the termination of the right to convert or to exchange such Convertible Securities for Common Stock, the Exercise

Price shall forthwith be adjusted to such Exercise Price which would have been obtained had the adjustments made upon the issuance of such Convertible Securities been made upon the basis of the issuance of only the number of shares of Common Stock actually issued upon the conversion or exchange thereof, and upon the basis of the consideration applicable only to the Convertible Securities so converted or exchanged, and no shares issuable upon the conversion or exchange of such Convertible Securities which were not actually so issued shall thereafter be deemed to be outstanding and the consideration applicable thereto shall not thereafter be deemed to have been received. No adjustment of the Exercise Price shall be made pursuant to this Section 7.2(c) upon any issuance or sale of Convertible Securities if such issuance or sale has been made upon the exercise of any rights to subscribe for or to purchase, or any options to purchase, any such Convertible Securities for which an adjustment of the Exercise Price has been made pursuant to Section 7.2(b) above.

            (d) If the amount of consideration payable to the Company upon the exercise of any right or option to which Section 7.2(b) above is applicable or upon the conversion or exchange of any Convertible Securities referred to in
Section 7.2(b) or (c) above shall change at any time (other than under or by reason of provisions designed to protect against dilution), then, forthwith upon each such change becoming effective, all such rights or options or all such rights of conversion or exchange not theretofore exercised shall be deemed to have expired or terminated, as the case may be, and the Exercise Price shall forthwith be adjusted in accordance with the proviso contained in Section 7.2(b) or (c) above, as the case may be, and further adjusted as though such rights or options or Convertible Securities deemed expired or terminated were newly issued and convertible or exercisable upon the payment of such changed consideration.

            (e) If the consideration payable to the Company upon the exercise of any right or option to which Section 7.2(b) above is applicable or upon the conversion or exchange of any Convertible Securities referred to in Section 7.2(b) or (c) above shall decrease at any time under or by reason of provisions with respect thereto designed to protect the holders thereof against dilution, the Exercise Price which would apply if this Warrant were being exercised immediately prior to such event shall forthwith be decreased to the Exercise Price that would have been obtained had the adjustments made upon the issuance of such right, option or Convertible Securities been made upon the basis of (i) the issuance of (and the total consideration received for) the shares of Common Stock theretofore delivered upon the exercise of such rights or options or upon the conversion or exchange of such Convertible Securities, and (ii) the issuance of (and the total minimum consideration thereafter receivable for) the maximum number of shares of Common Stock thereafter deliverable upon the exercise of such rights or options or upon the conversion or exchange of such Convertible Securities. Any right or option to purchase shares of Common Stock or any Convertible Securities issued after the date hereof which shall contain provisions designed to protect the holders thereof against dilution shall expressly provide that adjustments of the Exercise Price hereunder or of the number of Warrant Shares purchasable hereunder or the issuance of any shares of Warrant Stock upon the exercise hereof shall be excluded from the operation of such provisions protecting the holders of such rights, options or Convertible Securities against dilution, so that in the event of any such adjustment of the Exercise Price hereunder or of the number of Warrant Shares purchasable hereunder or the issuance of any shares of Warrant Stock upon the exercise hereof, there shall be no adjustment in the amount of consideration payable to or receivable by the Company upon the exercise of any such rights or options or the conversion or exchange of any such Convertible Securities.

            (f) In case any dividends on any class of Capital Stock (other than Common Stock) of the Company, payable in Common Stock, shall be declared or paid by the Company, the Common Stock so issued shall be deemed to have been issued without consideration.

            (g) In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued or sold for cash, the consideration received by the Company therefor shall be deemed to be the amount received by the Company therefor, after deducting therefrom all underwriting commissions, discounts or concessions and all finder's fees paid or allowed by the Company in connection therewith.

            (h) In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued or sold for a consideration other than cash, then, in any such event, the amount of the consideration (other than cash) received by the Company shall be the fair market value of such consideration, as determined in good faith by the Board of Directors of the Company, after deducting all underwriting commissions, discounts or concessions and all finder's fees paid or incurred by the Company in connection therewith. Such fair market value and the calculations used in determining such fair market value shall be set forth in a certificate delivered promptly to the holder of this Warrant. At its election, the holder of this Warrant may confirm the valuations noted on the certificate by causing such valuations to be determined by an independent certified public accountant acceptable to the holder of this Warrant at the expense of the Company. The determination of such independent certified public accountant shall be final, conclusive and binding for all purposes of this Warrant.

            (i) If (and on each occasion that) the Company shall, at any time,
(i) issue any shares of Common Stock as a dividend upon Common Stock, or (ii) issue any shares of Common Stock in subdivision of outstanding shares of Common Stock by reclassification or otherwise, or (iii) combine outstanding shares of Common Stock by reclassification or otherwise, the then current Exercise Price shall be adjusted to a price determined by dividing (x) the number of shares of Common Stock outstanding immediately prior to such dividend, subdivision or combination, multiplied by the then current Exercise Price, by (y) the total number of shares of Common Stock outstanding immediately after such issue, and the resulting quotient shall be the adjusted Exercise Price per share.

      7.3.  Additional Provisions.

            (a) In determining the number of shares of Common Stock outstanding at any time, shares of Common Stock owned by the Company or any Subsidiary thereof shall not be deemed to be outstanding.

            (b) The parties intend that an adjustment of the number of Warrant Shares pursuant to Section 7.1 hereof and an adjustment to the Exercise Price pursuant to 7.2 hereof may arise from the same transaction or circumstances and, in such event, each of the provisions of Sections 7.1 and 7.2 hereof shall be applicable to such transaction or circumstances as set forth in such Sections.

            (c) In case at any time the Company shall fix a record date applicable to the holders of Common Stock for the purpose of entitling them (x) to receive a dividend or other distribution payable in shares of Common Stock or in Convertible Securities, or (y) to subscribe for or purchase shares of Common Stock or Convertible Securities, then such record date shall be deemed to be the date of the issuance or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or of such other distribution, or the date of the granting of such right of subscription or purchase, as the case may be.

      7.4. Other Securities. In case any Other Securities shall have been issued, or shall then be subject to issue upon the conversion or exchange of any Capital Stock (or Other Securities) of the Company (or any other issuer of Other Securities or any other Person referred to in Section 6 hereof) or to subscription, purchase or other acquisition pursuant to any rights or options granted by the Company (or such other issuer or entity), the holder hereof shall be entitled to receive upon exercise hereof such amount of Other Securities (in lieu of or in addition to Class A Common Stock) as is determined in accordance with the terms hereof, treating all references to Common Stock herein as references to Other Securities to the extent applicable, and the computations, adjustments and readjustments provided for in this Section 7 with respect to the number of shares of Class A Common Stock issuable upon exercise of this Warrant shall be made as nearly as possible in the manner so provided and applied to determine the amount of Other Securities from time to time receivable on the exercise of this Warrant, so as to provide the holder of this Warrant with the benefits intended by this Section 7 and the other provisions of this Warrant.

8. NO DILUTION OR IMPAIRMENT. The Company will not, by amendment of its Charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant hereunder. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of Class A Common Stock receivable on the exercise of this Warrant above the amount payable therefor on such exercise, (ii) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Class A Common Stock on the exercise of this Warrant from time to time outstanding, (iii) will not issue any Capital Stock which is preferred as to dividends or as to the distribution of assets upon voluntary or involuntary dissolution, liquidation or winding up, unless the rights of the holders thereof shall be limited to a fixed sum or percentage of par value in respect of participation in dividends and in any such distribution of assets and (iv) will not transfer all or substantially all of its assets to any other Person or consolidate with or merge into any other Person, or permit any such Person to consolidate with or merge into the Company (if the Company is not the surviving entity), unless such other Person shall expressly assume in writing and will be bound by all the terms of this Warrant, the Consent Agreement and the Registration Rights Agreement.

9. CERTIFICATES AS TO ADJUSTMENTS. In each case of any event that may require any adjustment or readjustment in the shares of Class A Common Stock issuable on the exercise of this Warrant, the Company at its expense will promptly prepare a certificate setting forth such adjustment or readjustment, or stating the reasons why no adjustment or readjustment is being made, and showing, in detail the facts upon which any such adjustment or readjustment is based, including a statement of (i) the number of shares of the Company's Common Stock then outstanding on a fully diluted basis, and (ii) the number of shares of Class A Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted and readjusted (if required by Section 7 hereof) on account thereof. The Company will forthwith mail a copy of each such certificate to each holder of a Warrant, and will, on the written request at any time of any holder of a Warrant, furnish to such holder a like certificate setting forth the calculations used to determine such adjustment or readjustment. At its election, the holder of this Warrant may confirm the adjustment noted on the certificate by causing such adjustment to be computed by an independent certified public accountant acceptable to the holder of this Warrant at the expense of the Company. The determination of such independent certified public accountant shall be final, conclusive and binding for all purposes of this Warrant.

10.   NOTICES OF RECORD DATE AND OTHER EVENTS.  In the event of:

            (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of Capital Stock or any other securities or Property, or to receive any other right; or

            (b) any capital reorganization of the Company, any reclassification or recapitalization of the Capital Stock of the Company or any transfer of all or substantially all the assets of the Company to or any consolidation or merger of the Company with or into any other Person; or

            (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company; or

            (d) any proposed issuance or grant by the Company of any shares of Capital Stock or any Other Securities, or any right or option to subscribe for, purchase or otherwise acquire any shares of Capital Stock or any Other Securities (other than the issuance of Class A Common Stock on the exercise of this Warrant);

then, and in each such event, the Company will mail or cause to be mailed to the holder of this Warrant a notice specifying (i) the record date fixed for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other Property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up and
(iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the Persons or class of Persons to whom such proposed issue or grant is to be offered or made. Such notice shall be mailed at least sixty (60) days prior to the date specified in such notice on which any such action is to be taken.

11. RESERVATION OF STOCK ISSUABLE ON EXERCISE OF WARRANT. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of this Warrant, a number of shares of Class A Common Stock equal to the total number of shares of Class A Common Stock from time to time issuable upon exercise of this Warrant, and, from time to time, will take all steps necessary to amend its Charter to provide sufficient reserves of shares of Class A Common Stock issuable upon exercise of this Warrant.

12. REMEDIES. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

13. NOTICES. Any notice or other communication in connection with this Warrant or any Warrant Stock shall be deemed to be delivered if in writing (or in the form of a telecopy) addressed as provided below and if either (a) actually delivered or telecopied to said address, (b) in the case of overnight delivery of a notice, the next Business Day after properly posted with postage prepaid, or (c) in the case of a letter, 3 Business Days shall have elapsed after the same shall have been deposited in the United States mails, postage prepaid and registered or certified:

            If to the Company, then to SFX Broadcasting, Inc., 150 East 58th Street, 19th Floor, New York, New York 10155, Attention:
      Robert F.X. Sillerman, Telecopy No.: (212) 753-3188 or at such other address as the Company shall have specified by notice actually received by the addressor.

            If to the Fund, then to The Huff Alternative Income Fund, L.P., 67 Park Place, Ninth Floor, Morristown, New Jersey 07960, Attention: General Partner, Telecopy No.: (201) 984-5818, or at such other address as the Fund shall have specified by notice actually received by the addressor.

            If to any other holder of record of this Warrant or any Warrant Stock, to it at its address set forth on the books and records of the Company.

            The failure to deliver a copy of any notice to any party's counsel shall not affect the validity of such notice.

14. ASSIGNMENT. This Warrant and all Warrant Stock shall be transferable, in whole or in part, by the holder hereof or thereof, subject to the conditions specified in Section 13 of the Consent Agreement.

15. MISCELLANEOUS. In case any provision of this Warrant shall be invalid, illegal or unenforceable, or partially invalid, illegal or unenforceable, the provision shall be enforced to the extent, if any, that it may legally be enforced and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. This Warrant and any term hereof may be changed, waived, discharged or terminated only by a statement in writing signed by the holder of this Warrant and the Company. This Warrant shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such State. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

            IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer.

Dated as of November 22, 1996        SFX BROADCASTING, INC.



                                     By:
                                        ---------------------------------
                                     Name:
                                     Title:

                              FORM OF SUBSCRIPTION

                         (To be signed only on exercise
                       of Common Stock Purchase Warrant)

TO:   SFX Broadcasting, Inc.

            The undersigned, the Holder of the within Common Stock Purchase Warrant, hereby irrevocably elects to exercise this Common Stock Purchase Warrant for, and to purchase thereunder __________ shares of Class A Common Stock of SFX Broadcasting, Inc. and herewith [makes payment of $___________________ therefor] [instructs you herein, in payment of the Exercise Price, to deduct shares of Class A Common Stock and to deliver the net number of shares, being _____ shares of Class A Common Stock], and requests that the certificates for such shares be issued in the name of, and delivered to _______________________, whose address is _______________________________.



Dated:
                                    ---------------------------------------
                                    (Signature must conform in all respects
                                    to name of Holder as specified on the
                                    face of the Warrant or its assigns)



                                    ---------------------------------------
                                                (Address)

                               FORM OF ASSIGNMENT

                  (To be signed only on transfer of Warrant)



            For value received, the undersigned hereby sells, assigns, and transfers unto ______________________ the right represented by the within Common Stock Purchase Warrant (the "Warrant") to purchase ____________ shares of Class A Common Stock of SFX Broadcasting, Inc., a Delaware corporation, to which the Warrant relates, and appoints ____________________ attorney to transfer such right on the books of SFX Broadcasting, Inc., with full power of substitution in the premises.

                                    [NAME OF HOLDER]



Dated:                              By:
      ---------------------------      -------------------------------
                                    Title:
                                          ----------------------------
                                    Address:
                                            --------------------------


Signed in the presence of:



---------------------------------

                                   EXHIBIT A

                 [SAMPLE CALCULATION OF APPLICABLE PERCENTAGE]